UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2007

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Item 1. Report to Stockholders.

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Calvert
Investments that make a difference®

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September 30, 2007
Annual Report
Calvert Large Cap
Growth Fund

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President's Letter
1

Social Update
4

Portfolio Management Discussion
7

Shareholder Expense Example
10

Report of Independent Registered Public Accounting Firm
12

Statement of Net Assets
13

Statement of Operations
18

Statements of Changes in Net Assets
19

Notes to Financial Statements
20

Financial Highlights
26

Explanation of Financial Tables
30

Proxy Voting and Availability of Quarterly Portfolio Holdings
32

Director and Officer Information Table
34

Dear Shareholders:

Over the 12 months ended September 30, 2007, the U.S. and international equity markets fluctuated dramatically, moving from a fairly steady upward climb during the first half of the period to marked volatility in the third quarter of this year. In July, turmoil from the subprime mortgage market spilled over into stock markets at home and abroad as subprime lenders and other financial institutions worldwide suffered declines and investors became increasingly risk averse.

Despite the subprime woes, the overall U.S. stock market, as measured by the Standard & Poor's 500 Index, climbed a healthy 16.44% for the 12-month period. U.S. mid-cap stocks were the strongest performers, followed by large-cap stocks. Small-cap stocks brought up the rear, ending a five-year stint in the leadership position. International stock markets outpaced the U.S., demonstrating resilience despite high energy prices, inflationary pressures, and other global concerns. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, a benchmark for non-U.S. stocks, returned 25.38%, boosted in part by a weak U.S. dollar. Emerging markets, however, again outshone other regions, as many of these countries continued to enjoy growing consumer demand.

A Look at the Subprime Situation

The volatility in the global stock markets this summer was caused by the turmoil in the subprime mortgage market. Many of these mortgages were packaged into securities of varying complexity. Some of these received top credit ratings and were purchased by financial firms, including hedge funds and investment banks, around the world. When default rates for the underlying mortgages started to increase much more quickly than expected, some holders of the securities were forced to mark down their values.

A Reevaluation of Risk

The unexpected declines in value forced the liquidation of several high-profile hedge funds, hurt the stock prices of financial companies, and generally caused investors to reevaluate risk in the global stock and bond markets. While these events may seem unsettling, we view them as a normal correction in the equity and financial markets, returning to the traditionally lower prices seen for riskier assets. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Also, volatility in the stock market had been near historic lows. Now, in this more cautious environment, we see opportunities for larger-cap and higher-quality stocks to shine.

Growth Overtakes Value

The reporting period also featured the reversal of a long trend. For the first time in nearly seven years, growth stocks outperformed value stocks, as the Russell 1000® Growth Index returned 19.35% while the Russell 1000® Value Index gained 14.45%. Many of Calvert's equity funds tend to have a growth tilt, so the continued leadership of growth stocks would be a welcome change. And given the current market environment, we believe this trend may build momentum.

Calvert Conducts Climate Change Survey

In early 2007, Calvert conducted an on-line survey of shareholders and clients to help us sharpen the focus and assess the relevance of the environmental, social, and governance criteria that we use to evaluate companies for our socially responsible portfolios.

More than 1,500 Calvert shareholders responded to the survey on climate change and other environmental concerns. Of those responding, 97% said the leading reason they chose socially responsible funds was to invest in companies with good environmental practices. Also, climate change topped the list of socially responsible investors' concerns, and 90% of investors said that their unease about climate change has increased over the last five years.

Two New Funds Debut

Partially in response to these results, Calvert launched the Calvert Global Alternative Energy Fund on May 31, 2007. The Fund, which is managed by Dublin-based KBC Asset Management International Ltd., invests in a broad universe of U.S. and non-U.S. stocks that are significantly involved in the alternative energy industry. The Fund offers investors the opportunity to address the urgent issue of climate change while investing in one of the fastest-growing market sectors globally. Keep in mind, however, that this is a sector fund, which means it is likely to be volatile over time. It's important that investors in this Fund have a long-term perspective and time horizon.

In addition, Calvert launched the Calvert International Opportunities Fund, managed by London-based subadvisor F&C Management Limited, on May 31. This Fund seeks long-term capital appreciation by investing in growth-oriented small-cap and mid-cap foreign stocks. Coupled with the Calvert World Values International Equity Fund, which invests in large-cap foreign stocks, the Calvert International Opportunities Fund gives Calvert investors access to the full range of market capitalizations in foreign companies.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds in terms of both financial returns to shareholders and returns to society as a whole.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2007

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, subsidiary of Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2007.

Shareholder Advocacy

Shareholder resolutions have been a key tool in enhancing shareholders' communications with the companies they invest in for more than three decades--but now that tool is in serious jeopardy as the Securities and Exchange Commission (SEC) evaluates making changes to the shareholder resolution process. As a result, Calvert Group has been playing a major role in the campaign to preserve shareholder rights this year. We have expressed our strong opposition to the SEC in formal comments on several alternative proposals. In September, Paul Hilton, Calvert Director of Advanced Equities Research, along with other members of the Social Investment Forum, spent a day lobbying members of Congress on the issue. Calvert also participated in a press event to bring public attention to this issue.

We believe the SEC's proposed alternatives would severely undermine shareholders' rights to submit resolutions that raise environmental, governance, and social issues. In fact, Calvert believes that, instead of rolling back investors' rights, the Commission ought to move in the other direction and allow shareholders to submit a wider range of resolutions. We will continue to actively work toward a favorable resolution of this issue.

The Results of This Year's Campaign

Our 2007 proxy season was our most successful one yet. We filed or co-filed an all-time high of 36 shareholder resolutions encouraging the companies in our portfolios to change their policies on issues ranging from employee diversity to climate-change reporting. Of these, 20 were withdrawn after companies agreed to make changes in these areas. Of the 11 that have been voted upon, two resolutions received more than 50% of the vote--our best showing ever. One of the resolutions was for Unisys Corp. on disclosure of political contributions and the other was for HCC Insurance Holdings on employee diversity.1 Four more resolutions received about one-third of the vote or higher, which is still a remarkably high number. For more information on the proxy votes, please visit www.calvert.com, select "Socially Responsible Investing" and click on "Shareholder Advocacy."

Political Contributions

As the 2008 elections draw near, we have increased our focus on corporate political contributions. We believe it is important for companies to ensure that political activity is conducted with integrity as part of a strong and enforceable code of conduct, and that political spending is fully disclosed to shareholders. In fact, five of the shareholder resolutions we filed this year called for companies to report all types of political contributions. One received a vote of 52% (Unisys), and three--Hewlett-Packard Co., Pfizer, and Medtronic--were withdrawn successfully after those companies decided to make the disclosures. In one case, the resolution was withdrawn after the company was acquired.

Special Equities

A modest but important portion of certain Funds is allocated for venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. Illinois-based Sword Diagnostics is one such investment. Sword's technology reduces the time for food manufacturers to detect the presence of potentially deadly listeria bacteria by one-third--so they can act to stop the contamination within hours instead of two to three days.2 In New York, Marrone Organic Innovations is tackling one of the biggest hurdles to lowering the cost and increasing the availability of organically grown food--by creating effective, natural products for pest management.3 Specifically, the company creates new products to control weeds, pests, and other plant diseases using naturally occurring microorganisms it has identified.

Sudan Divestment

Calvert Group's work toward ending the atrocities in Darfur continues. On October 3, Calvert Senior Vice President of Social Research and Policy, Bennett Freeman, delivered testimony to the U.S. Senate Committee on Banking, Housing, and Urban Affairs about how asset managers can use targeted divestment to increase economic and political pressure on the Khartoum Government in ways consistent with their fiduciary responsibilities. We also continue to lend analytical and advocacy support to the Sudan Divestment Task Force (SDTF) and the Save Darfur Coalition (SDC), with whom we formed relationships earlier this year.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 1% to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.4

During the reporting period, the Calvert Social Investment Foundation invested in Tides Shared Spaces, a program of the Tides nonprofit network, to help develop a nonprofit office center in New York City using a "green" architectural plan. This shared-space facility will provide stable rental rates for a number of nonprofits as well as conference center facilities and opportunities for tenant collaboration and sharing. Tides has already established a similar center in San Francisco.

As a result of the HSII program, eBay-owned MicroPlace has chosen the Calvert Foundation's Community Investment Note program as one of the first securities issuers for its new microfinance business.5 The MicroPlace Web site allows the public to invest in various institutions that provide small loans to impoverished entrepreneurs around the world. This is a major innovation--harnessing the power of the Internet to exponentially expand and revolutionize the practice of microfinance investing. You should feel proud that your investment in the Calvert Funds was instrumental in the establishment of this groundbreaking online marketplace.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2007, the following companies represented the following percentages of net assets: Unisys 0.03% of Calvert Social Index Fund; HCC Insurance Holdings 1.03% of Calvert New Vision Small Cap Fund and 0.04% Calvert Social Index Fund; Hewlett-Packard 2.19% of Calvert Large Cap Growth Fund and 1.55% of Calvert Social Index Fund; Pfizer 2.01% of Calvert Social Index Fund and 1.24% of Calvert Large Cap Growth Fund; and Medtronic 0.76% of Calvert Social Index Fund and 0.67% of Calvert Large Cap Growth Fund.

2. As of September 30, 2007, Sword Diagnostics represented 0.02% of CSIF Equity Portfolio.

3. As of September 30, 2007, Marrone Organic Innovations represented 0.02% of CSIF Equity Portfolio.

4. As of September 30, 2007, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.01%; Calvert World Values Fund International Equity Fund, 0.54%; Calvert New Vision Small Cap Fund, 0.81%; and Calvert Large Cap Growth Fund, 0.17%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored-investment product.

5. As of September 30, 2007, eBay represented 0.54% of Calvert Social Index Fund and 2.06% of Calvert Large Cap Growth Fund.

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Performance

Calvert Large Cap Growth Fund Class A shares (at NAV*) returned 17.15% for the 12-month period ended September 30, 2007, beating the benchmark Standard & Poor's 500 Index, which returned 16.44%. Stock selection drove the Fund's outperformance.

Investment Climate

The last 12 months were marked by good improvement for growth stocks compared with their respective peer groups. Woes in the mortgage market during the summer led to an increase in volatility and renewed interest in higher-quality stocks. The housing-market slowdown and weakening U.S. dollar also played a role.

For the first three quarters of the period, we saw positive returns across nearly every area of the market, which built a nice momentum. But mixed performance prevailed in the third quarter of 2007. Overall, the Energy sector led the Index with a strong return of 43.1% for the period. Health Care, up only 1.7%, had the smallest gain.

Large-cap growth stocks outperformed large-cap value stocks by a narrow margin over the last year.1 Growth outperformed value for mid-cap and small-cap stocks as well. This is a reversal from prior years, but in the case of large-caps stocks, it was not enough to offset the advantage that value stocks have enjoyed for several years. For the five-year period ended September 30, 2007, large-cap growth stocks trailed large-cap value stocks by an average of 5.46% a year.

*    Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

Portfolio Strategy

What Worked Well

Five of the Fund's 10 best-performing stocks for the reporting period were in the Information Technology sector--our largest-weighted sector, which comprised 31% of holdings on September 30. Across the Fund, the overall top performer was Garmin, which designs and manufactures GPS navigation devices and gained 144.8%.2 Top performers in Information Technology included Blackberry-maker Research in Motion, which gained 121.3%. Our most significant industry weights at period-end were in computers, communications, and pharmaceuticals.

What Didn't Work Well

Our 10 worst-performing stocks represented 10 different industries. The worst was Harley-Davidson (automobiles), which declined 37.3% during the period before we sold it. The company lowered its earnings outlook after experiencing disappointing sales results. Others included Electronic Data Systems Corp. (IT services), Molex (electronics and equipment), Moody's Corp. (diversified financials), and Motorola (communications). Most of the stocks on the bottom-10 list were liquidated during the period.

Outlook

The long-awaited revival in growth stocks has certainly helped the Fund in recent months. Both the large-cap and growth-oriented areas have been heavily neglected by the overall market since their last heyday in 1999. As the market moves away from its appreciation of smaller and value-oriented stocks, we can expect increasing interest in large-cap growth. In preparation for our day in the sun--and in accordance with our investment process--the Fund remains fully invested in the stock market.

October 2007

1. The S&P 500/Citibank Growth Index earned 16.78% versus 16.11% for the S&P 500/Citibank Value Index during the 12-month period.

2. All returns shown for individual holdings reflect the part of the reporting period that the holdings were held.

As of September 30, 2007, the following companies represented the following percentages of Fund net assets: Garmin 2.56%, Research in Motion 1.69%, Harley-Davidson 0%, Electronic Data Systems 0.61%, Molex 0%, Moody's 0.83%, and Motorola 0%. All portfolio holdings are subject to change.
Portfolio Statistics September 30, 2007 Investment Performance (total return at NAV*)

	6 Months Ended 9/30/07	12 Months Ended 9/30/07

Class A	11.57%	17.15%
Class B	11.09%	16.23%
Class C	11.20%	16.32%
Class I	11.89%	17.86%
S&P 500 Index**	8.44%	16.44%
Lipper Multi-Cap Growth Funds Avg.	13.13%	23.03%
Portfolio Statistics

September 30, 2007
% of Total Investments
Economic Sectors
Consumer Discretionary	11.8%
Consumer Staples	1.8%
Energy	5.3%
Financials	19.0%
Health Care	19.9%
Industrials	2.9%
Information Technology	31.0%
Telecommunication Services	6.7%
U.S. Government Agency Obligations	1.5%
Venture Capital	0.1%
Total	100%

Ten Largest Stock Holdings
% of Net Assets
Apple, Inc.	3.0%
Amazon.Com, Inc.	2.6%
Garmin Ltd.	2.6%
AT&T, Inc.	2.4%
Nokia Oyj (ADR)	2.3%
Cisco Systems, Inc.	2.3%
Hewlett-Packard Co.	2.2%
Stryker Corp.	2.1%
eBay, Inc.	2.1%
International Business Machines Corp.	2.0%
Total	23.6%

Portfolio Statistics September 30, 2007 Average Annual Total Returns (with max. load)

Class A Shares*
One year	11.64%
Five year	16.02%
Ten Year	8.56%

Class B Shares
One year	11.28%
Five year	15.87%
Since inception	1.74%
(10/31/00)

Class C Shares
One year	15.39%
Five year	16.15%
Since inception	1.83%
(10/31/00)

Portfolio Statistics September 30, 2007 Average Annual Total Returns

Class I Shares*
One year	17.86%
Five year	17.84%
Ten Year	9.53%

* Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A Shares and Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. The Class A performance has been adjusted to reflect the Class A sales charge. Past performance is no guarantee of future results.

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics above and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different depending on sales charges and expenses. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/07	9/30/07	4/1/07 - 9/30/07
Class A
Actual	$1,000.00	$1,115.70	$7.04
Hypothetical	$1,000.00	$1,018.41	$6.72
(5% return per
year before expenses)
Class B
Actual	$1,000.00	$1,110.90	$11.33
Hypothetical	$1,000.00	$1,014.33	$10.81
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$1,112.00	$10.72
Hypothetical	$1,000.00	$1,014.91	$10.23
(5% return per
year before expenses)
Class I
Actual	$1,000.00	$1,118.90	$3.88
Hypothetical	$1,000.00	$1,021.41	$3.70
(5% return per
year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.33%, 2.14%, 2.03%, and 0.73%, for Class A, Class B, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Large Cap Growth Fund:

We have audited the accompanying statement of net assets of the Calvert Large Cap Growth Fund (the Fund), a series of the Calvert Impact Fund, Inc., as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Large Cap Growth Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
November 19, 2007

Statement of Net Assets
September 30, 2007

Equity Securities - 98.9%	Shares	Value
Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc.	344,500	$18,702,905

Airlines - 0.6%
China Southern Airlines Co. Ltd. (ADR)*	145,500	11,204,955

Biotechnology - 4.7%
Amgen, Inc.*	324,200	18,339,994
Biogen Idec, Inc.*	446,900	29,642,877
Gilead Sciences, Inc.*	850,200	34,747,674
		82,730,545

Capital Markets - 6.6%
Charles Schwab Corp.	1,443,600	31,181,760
Franklin Resources, Inc.	238,200	30,370,500
Goldman Sachs Group, Inc.	141,600	30,690,384
State Street Corp.	334,300	22,785,888
		115,028,532

Commercial Banks - 1.6%
US Bancorp	888,400	28,899,652

Commercial Services & Supplies - 0.8%
RR Donnelley & Sons Co.	387,800	14,177,968

Communications Equipment - 12.2%
Cisco Systems, Inc.*	1,213,100	40,165,741
Juniper Networks, Inc.*	733,700	26,860,757
Mobile TeleSystems OJSC (ADR)	347,300	24,071,363
Nokia Oyj (ADR)	1,080,000	40,964,400
Research In Motion Ltd.*	300,900	29,653,695
Telefonica SA (ADR)	212,000	17,761,360
Vimpel-Communications (ADR)	831,000	22,470,240
Vodafone Group plc (ADR)	332,200	12,058,860
		214,006,416

Computers & Peripherals - 10.0%
Apple, Inc.*	341,900	52,495,326
EMC Corp.*	1,579,300	32,849,440
Hewlett-Packard Co.	777,800	38,726,662
International Business Machines Corp.	295,916	34,858,905
NCR Corp.*	332,700	16,568,460
		175,498,793

Consumer Finance - 1.8%
Mastercard, Inc.	216,000	31,961,520

Equity Securities - Cont'd	Shares	Value
Diversified Financial Services - 3.9%
Bank of America Corp.	495,200	$24,893,704
JPMorgan Chase & Co.	622,800	28,536,696
Moody's Corp.	290,800	14,656,320
		68,086,720

Diversified Telecommunication Services - 2.4%
AT&T, Inc.	1,002,960	42,435,238

Energy Equipment & Services - 4.2%
Grant Prideco, Inc.*	356,100	19,414,572
Noble Corp.	333,600	16,363,080
Smith International, Inc.	278,500	19,884,900
Tidewater, Inc.	297,100	18,669,764
		74,332,316

Food & Staples Retailing - 1.8%
Walgreen Co.	672,700	31,778,348

Health Care Equipment & Supplies - 4.8%
Intuitive Surgical, Inc.*	79,900	18,377,000
Medtronic, Inc.	208,900	11,784,049
St. Jude Medical, Inc.*	374,900	16,521,843
Stryker Corp.	538,900	37,054,764
		83,737,656

Health Care Providers & Services - 2.3%
Cigna Corp.	111,600	5,947,164
Express Scripts, Inc.*	614,800	34,318,136
		40,265,300

Household Durables - 2.6%
Garmin Ltd.	376,300	44,930,220

Insurance - 5.6%
AON Corp.	394,100	17,659,621
Chubb Corp.	523,200	28,064,448
Hartford Financial Services Group, Inc.	236,500	21,888,075
Prudential Financial, Inc.	139,400	13,602,652
The Travelers Co's, Inc.	217,500	10,948,950
WR Berkley Corp.	232,200	6,880,086
		99,043,832

Internet & Catalog Retail - 2.6%
Amazon.Com, Inc.*	495,100	46,118,565

Internet Software & Services - 2.1%
eBay, Inc.*	931,800	36,358,836

Equity Securities - Cont'd	Shares	Value
IT Services - 5.0%
Cognizant Technology Solutions Corp.*	269,300	$21,482,061
Electronic Data Systems Corp.	487,900	10,655,736
Fiserv, Inc.*	169,200	8,605,512
Infosys Technologies Ltd. (ADR)	465,276	22,514,705
Paychex, Inc.	578,000	23,698,000
		86,956,014

Leisure Equipment & Products - 0.9%
Mattel, Inc.	660,900	15,504,714

Life Sciences - Tools & Services - 1.0%
Waters Corp.*	251,900	16,857,148

Machinery - 0.2%
Danaher Corp.	52,600	4,350,546

Media - 1.0%
Omnicom Group, Inc.	383,000	18,418,470

Multiline Retail - 4.0%
Kohl's Corp.*	329,000	18,861,570
Nordstrom, Inc.	404,100	18,948,249
Target Corp.	514,200	32,687,694
		70,497,513

Office Electronics - 0.8%
Xerox Corp.*	847,840	14,701,545

Oil, Gas & Consumable Fuels - 1.0%
EnCana Corp.	297,300	18,388,005

Pharmaceuticals - 7.3%
Allergan, Inc.	207,200	13,358,184
Bristol-Myers Squibb Co.	1,100,100	31,704,882
Forest Laboratories, Inc.*	575,900	21,475,311
Johnson & Johnson	371,044	24,377,591
Pfizer, Inc.	895,100	21,867,293
Teva Pharmaceutical Industries Ltd. (ADR)	356,300	15,844,661
		128,627,922

Road & Rail - 0.2%
Canadian National Railway Co.	58,000	3,306,000

Semiconductors & Semiconductor Equipment - 3.7%
Kla-Tencor Corp.	287,600	16,042,328
MEMC Electronic Materials, Inc.*	255,200	15,021,072
Nvidia Corp.*	914,700	33,148,728
		64,212,128

Specialty Retail - 0.8%
Bed Bath & Beyond, Inc.*	388,600	13,259,032

Equity Securities - Cont'd	Shares	Value
Thrifts & Mortgage Finance - 1.2%
Washington Mutual, Inc.	581,600	$20,536,296

Venture Capital - 0.1%
Napo Pharmaceuticals, Inc. (b)(i)*	279,329	386,944
Orteq Bioengineering Ltd., Series A Preferred (b)(i)*	74,910	992,649
		1,379,593

Total Equity Securities (Cost $1,407,989,076)		1,736,293,243

	Principal
Certificates of Deposit - 0.0%	Amount
One United Bank, 3.00%, 8/23/08 (b)(k)	$100,000	99,750
ShoreBank, 4.80%, 2/11/08 (b)(k)	100,000	99,610

Total Certificates of Deposit (Cost $200,000)		199,360

High Social Impact Investments - 0.2%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09 (b)(i)(r)	3,000,000	2,931,840

Total High Social Impact Investments (Cost $3,000,000)		2,931,840

U.S. Government Agencies and Instrumentalities - 1.5%
Federal Home Loan Bank Discount Notes, 10/1/07	26,200,000	26,200,000

Total U.S. Government Agencies and Instrumentalities
(Cost $26,200,000)		26,200,000

TOTAL INVESTMENTS (Cost $1,437,389,076) - 100.6%		1,765,624,443
Other assets and liabilities, net - (0.6%)		(10,154,792)
Net Assets - 100%		$1,755,469,651

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 28,617,515 shares outstanding		$808,641,058
Class B: 1,484,619 shares outstanding		36,370,616
Class C: 3,719,516 shares outstanding		101,860,357
Class I: 14,815,333 shares outstanding		467,426,636
Undistributed net investment income		517,724
Accumulated net realized gain (loss) on investments and foreign currency transactions		12,417,352
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies		328,235,908
Net Assets		$1,755,469,651

Net Asset Value Per Share
Class A (based on net assets of $1,026,288,840)		$35.86
Class B (based on net assets of $49,950,533)		$33.65
Class C (based on net assets of $125,950,566)		$33.86
Class I (based on net assets of $553,279,712)		$37.35

* Non income producing security.

Abbreviations:

ADR: American Depositary Receipt

(b) This security was valued by the Board of Directors. See note A.

(i) Restricted securities represent 0.2% of the net assets of the Fund.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09	7/3/06	$3,000,000
Napo Pharmaceuticals, Inc.	2/21/07	499,999
Orteq Bioengineering Ltd., Series A Preferrred	7/19/07	998,102

See Notes to Financial Statements

Statement of Operations

Year Ended September 30, 2007
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $180,089)	$17,199,567
Interest income	1,233,862
Total investment income	18,433,429

Expenses:
Investment advisory fee	3,599,692
Investment subadvisory fee:
Base fee	6,577,196
Performance adjustment	(2,145,525)
Transfer agency fees and expenses	2,428,673
Distribution Plan expenses:
Class A	2,370,243
Class B	469,127
Class C	1,098,012
Directors' fees and expenses	180,847
Administrative fees	2,593,563
Accounting fees	175,538
Custodian fees	122,317
Registration fees	83,937
Reports to shareholders	324,015
Professional fees	66,354
Miscellaneous	78,313
Total expenses	18,022,302
Fees paid indirectly	(107,210)
Net expenses	17,915,092

Net Investment Income	518,337

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	36,413,666
Foreign currency transactions	(613)
36,413,053

Change in unrealized appreciation or (depreciation):
Investments	206,801,191
Assets and liabilities denominated in foreign currencies	818
206,802,009

Net Realized and Unrealized Gain
(Loss)	243,215,062

Increase (Decrease) in Net Assets
Resulting From Operations	$243,733,399

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2007	2006
Operations:
Net investment income (loss)	$518,337	($3,753,431)
Net realized gain (loss)	36,413,053	(19,783,411)
Change in unrealized appreciation or (depreciation)	206,802,009	49,714,737

Increase (Decrease) in Net Assets
Resulting From Operations	243,733,399	26,177,895

Capital share transactions:
Shares sold:
Class A Shares	293,468,571	557,033,833
Class B Shares	7,862,308	17,127,443
Class C Shares	38,873,962	56,922,969
Class I Shares	310,436,609	154,151,531
Redemption fees:
Class A Shares	9,752	20,518
Class B Shares	700	1,666
Class C Shares	451	2,754
Class I Shares	67	1,625
Shares redeemed:
Class A Shares	(259,940,627)	(104,472,712)
Class B Shares	(8,397,218)	(4,530,773)
Class C Shares	(21,191,457)	(7,667,612)
Class I Shares	(66,281,802)	(31,174,913)
Total capital share transactions	294,841,316	637,416,329

Total Increase (Decrease) in Net Assets	538,574,715	663,594,224

Net Assets
Beginning of year	1,216,894,936	553,300,712
End of year (including undistributed net investment income of $517,724 and $0, respectively)	$1,755,469,651	$1,216,894,936

Capital Share Activity
Shares sold:
Class A Shares	8,962,016	18,259,554
Class B Shares	254,530	589,503
Class C Shares	1,253,445	1,950,765
Class I Shares	9,178,657	4,943,692
Shares redeemed:
Class A Shares	(7,869,426)	(3,458,017)
Class B Shares	(269,578)	(157,288)
Class C Shares	(677,747)	(267,118)
Class I Shares	(1,922,628)	(1,003,517)
Total capital share activity	8,909,269	20,857,574

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Growth Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers four classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2007, securities valued at $4,510,793 or 0.3% of net assets were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The adoption of FIN 48 is not expected to have a material impact on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates: .25% on the first $1 billion, and .225% on assets in excess of $1 billion. Under the terms of the agreement, $335,787 was payable at year end. In addition, $304,189 was payable at year end for operating expesnes paid by the Advisor during September 2007.

Bridgeway Capital Management, Inc., ("BCM") is the Fund's Subadvisor. BCM receives a subadvisory fee, paid by the Fund. For its services, BCM receives an annual fee, payable monthly based on the following annual rates: .45% on the first $1 billion, and .425% on assets in excess of $1 billion. BCM may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund's Class I shares exceeds or trails the Standard & Poor's 500 Index, the Fund's benchmark. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period. Under the terms of the agreement, $615,999 was payable at year end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C and .90% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, and C, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $236,330 was payable at year end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $345,557 was payable at year end.

The Distributor received $370,164 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2007.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $316,243 for the year ended September 30, 2007. Under the terms of the agreement, $24,650 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $991,200,908 and $706,471,770, respectively.

The cost of investments owned at September 30, 2007 for federal income tax purposes was $1,437,389,076. Net unrealized appreciation aggregated $328,235,367, of which $357,421,591 related to appreciated securities and $29,186,224 related to depreciated securities.

As of September 30, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$517,724
Undistributed long term capital gain	12,417,352
Unrealized appreciation (depreciation)	328,235,367
$341,170,443

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification for the Fund is the tax treatment of foreign currency transactions.

Undistributed net investment income	($613)
Accumulated net realized gain (loss)	613

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2007. For the year ended September 30, 2007, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed

$201,819	5.73%	$15,982,866	May 2007

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005
Net asset value, beginning	$30.61	$29.32	$24.37
Income from investment operations
Net investment income (loss)	(.01)	(.10)	(.12)
Net realized and unrealized gain (loss)	5.26	1.39	5.07
Total from investment operations	5.25	1.29	4.95
Total increase (decrease) in net asset value	5.25	1.29	4.95
Net asset value, ending	$35.86	$30.61	$29.32

Total return*	17.15%	4.40%	20.31%
Ratios to average net assets:A
Net investment income (loss)	(.04%)	(.43%)	(.72%)
Total expenses	1.28%	1.52%	1.56%
Expenses before offsets	1.28%	1.52%	1.56%
Net expenses	1.27%	1.51%	1.55%
Portfolio turnover	49%	34%	61%
Net assets, ending (in thousands)	$1,026,289	$842,433	$373,113

	Years Ended
	September 30,	September 30,
Class A Shares	2004	2003
Net asset value, beginning	$21.09	$16.25
Income from investment operations
Net investment income (loss)	(.10)	(.16)
Net realized and unrealized gain (loss)	3.38	5.00
Total from investment operations	3.28	4.84
Total increase (decrease) in net asset value	3.28	4.84
Net asset value, ending	$24.37	$21.09

Total return*	15.55%	29.78%
Ratios to average net assets:A
Net investment income (loss)	(.87%)	(1.07%)
Total expenses	1.85%	2.53%
Expenses before offsets	1.62%	1.70%
Net expenses	1.61%	1.68%
Portfolio turnover	56%	78%
Net assets, ending (in thousands)	$97,781	$18,139

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007	2006	2005
Net asset value, beginning	$28.95	$27.97	$23.47
Income from investment operations
Net investment income (loss)	(.27)	(.32)	(.32)
Net realized and unrealized gain (loss)	4.97	1.30	4.82
Total from investment operations	4.70	.98	4.50
Total increase (decrease) in net asset value	4.70	.98	4.50
Net asset value, ending	$33.65	$28.95	$27.97

Total return*	16.23%	3.50%	19.17%
Ratios to average net assets:A
Net investment income (loss)	(.86%)	(1.28%)	(1.62%)
Total expenses	2.10%	2.36%	2.47%
Expenses before offsets	2.10%	2.36%	2.47%
Net expenses	2.09%	2.36%	2.46%
Portfolio turnover	49%	34%	61%
Net assets, ending (in thousands)	$49,951	$43,415	$29,861

	Years Ended
	September 30,	September 30,
Class B Shares	2004	2003
Net asset value, beginning	$20.50	$15.96
Income from investment operations
Net investment income (loss)	(.29)	(.28)
Net realized and unrealized gain (loss)	3.26	4.82
Total from investment operations	2.97	4.54
Total increase (decrease) in net asset value	2.97	4.54
Net asset value, ending	$23.47	$20.50

Total return*	14.49%	28.45%
Ratios to average net assets:A
Net investment income (loss)	(1.89%)	(2.07%)
Total expenses	2.76%	3.51%
Expenses before offsets	2.62%	2.70%
Net expenses	2.61%	2.68%
Portfolio turnover	56%	78%
Net assets, ending (in thousands)	$12,614	$4,705

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005
Net asset value, beginning	$29.11	$28.10	$23.55
Income from investment operations
Net investment income (loss)	(.22)	(.26)	(.25)
Net realized and unrealized gain (loss)	4.97	1.27	4.80
Total from investment operations	4.75	1.01	4.55
Total increase (decrease) in net asset value	4.75	1.01	4.55
Net asset value, ending	$33.86	$29.11	$28.10

Total return*	16.32%	3.59%	19.32%
Ratios to average net assets:A
Net investment income (loss)	(.75%)	(1.19%)	(1.54%)
Total expenses	1.99%	2.28%	2.39%
Expenses before offsets	1.99%	2.28%	2.39%
Net expenses	1.99%	2.27%	2.38%
Portfolio turnover	49%	34%	61%
Net assets, ending (in thousands)	$125,951	$91,505	$41,036

	Years Ended
	September 30,	September 30,
Class C Shares	2004	2003
Net asset value, beginning	$20.59	$16.02
Income from investment operations
Net investment income (loss)	(.24)	(.26)
Net realized and unrealized gain (loss)	3.20	4.83
Total from investment operations	2.96	4.57
Total increase (decrease) in net asset value	2.96	4.57
Net asset value, ending	$23.55	$20.59

Total return*	14.38%	28.53%
Ratios to average net assets:A
Net investment income (loss)	(1.88%)	(2.08%)
Total expenses	2.74%	3.78%
Expenses before offsets	2.62%	2.70%
Net expenses	2.61%	2.68%
Portfolio turnover	56%	78%
Net assets, ending (in thousands)	$11,288	$2,635

Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$31.69	$30.20	$24.95
Income from investment operations
Net investment income (loss)	.14	.03	(.03)
Net realized and unrealized gain (loss)	5.52	1.46	5.28
Total from investment operations	5.66	1.49	5.25
Total increase (decrease) in net asset value	5.66	1.49	5.25
Net asset value, ending	$37.35	$31.69	$30.20

Total return*	17.86%	4.93%	21.04%
Ratios to average net assets:A
Net investment income (loss)	.55%	.12%	(.15%)
Total expenses	.71%	.97%	.99%
Expenses before offsets	.71%	.97%	.98%
Net expenses	.70%	.96%	.97%
Portfolio turnover	49%	34%	61%
Net assets, ending (in thousands)	$553,280	$239,542	$109,291

	Years Ended
	September 30,	September 30,
Class I Shares	2004	2003
Net asset value, beginning	$21.46	$16.44
Income from investment operations
Net investment income (loss)	(.06)	(.10)
Net realized and unrealized gain (loss)	3.55	5.12
Total from investment operations	3.49	5.02
Total increase (decrease) in net asset value	3.49	5.02
Net asset value, ending	$24.95	$21.46

Total return*	16.26%	30.54%
Ratios to average net assets:A
Net investment income (loss)	(.30%)	(.46%)
Total expenses	1.72%	2.07%
Expenses before offsets	1.02%	1.10%
Net expenses	1.01%	1.08%
Portfolio turnover	56%	78%
Net assets, ending (in thousands)	$6,280	$3,828

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return does not reflect deduction of any front-end or deferred sales charge.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED TRUSTEES/DIRECTORS
REBECCA ADAMSON AGE: 58	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	16	Tom's of Maine
RICHARD L. BAIRD, JR. AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
FREDERICK A. DAVIE, JR. AGE: 51	Trustee Director Director Director	2001 CSIF 2001 CSIS 2005 CWVF 2005 IMPACT	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	16	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 59	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	28	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 45	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	16	Bridgeway Funds (11)
JOY V. JONES AGE: 57	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	16	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	16	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 58	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	16
RUSTUM ROY AGE: 83	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	16	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 48	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organisation, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	16	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 59	Director & Chair Trustee, Chair & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is a private investor and one of the founders of Calvert Group. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 55	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 57	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Mr. Macedo joined Calvert in 2005. Prior to joining Calvert, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Large Cap Growth Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt
Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
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Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
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Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
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September 30, 2007
Annual Report
Calvert Impact Fund, Inc.
          Small Cap Value Fund
          Mid Cap Value Fund

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President's Letter
1

Social Update
4

Portfolio Management Discussion
7

Shareholder Expense Example
15

Report of Independent Registered Public Accounting Firm
18

Statements of Net Assets
19

Statements of Operations
25

Statements of Changes in Net Assets
26

Notes to Financial Statements
30

Financial Highlights
36

Explanation of Financial Tables
40

Proxy Voting and Availability of Quarterly Portfolio Holdings
42

Director and Officer Information Table
44

Dear Shareholders:

Over the 12 months ended September 30, 2007, the U.S. and international equity markets fluctuated dramatically, moving from a fairly steady upward climb during the first half of the period to marked volatility in the third quarter of this year. In July, turmoil from the subprime mortgage market spilled over into stock markets at home and abroad as subprime lenders and other financial institutions worldwide suffered declines and investors became increasingly risk averse.

Despite the subprime woes, the overall U.S. stock market, as measured by the Standard & Poor's 500 Index, climbed a healthy 16.44% for the 12-month period. U.S. mid-cap stocks were the strongest performers, followed by large-cap stocks. Small-cap stocks brought up the rear, ending a five-year stint in the leadership position. International stock markets outpaced the U.S., demonstrating resilience despite high energy prices, inflationary pressures, and other global concerns. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, a benchmark for non-U.S. stocks, returned 25.38%, boosted in part by a weak U.S. dollar. Emerging markets, however, again outshone other regions, as many of these countries continued to enjoy growing consumer demand.

A Look at the Subprime Situation

The volatility in the global stock markets this summer was caused by the turmoil in the subprime mortgage market. Many of these mortgages were packaged into securities of varying complexity. Some of these received top credit ratings and were purchased by financial firms, including hedge funds and investment banks, around the world. When default rates for the underlying mortgages started to increase much more quickly than expected, some holders of the securities were forced to mark down their values.

A Reevaluation of Risk

The unexpected declines in value forced the liquidation of several high-profile hedge funds, hurt the stock prices of financial companies, and generally caused investors to reevaluate risk in the global stock and bond markets. While these events may seem unsettling, we view them as a normal correction in the equity and financial markets, returning to the traditionally lower prices seen for riskier assets. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Also, volatility in the stock market had been near historic lows. Now, in this more cautious environment, we see opportunities for larger-cap and higher-quality stocks to shine.

Growth Overtakes Value

The reporting period also featured the reversal of a long trend. For the first time in nearly seven years, growth stocks outperformed value stocks, as the Russell 1000® Growth Index returned 19.35% while the Russell 1000® Value Index gained 14.45%. Many of Calvert's equity funds tend to have a growth tilt, so the continued leadership of growth stocks would be a welcome change. And given the current market environment, we believe this trend may build momentum.

Calvert Conducts Climate Change Survey

In early 2007, Calvert conducted an on-line survey of shareholders and clients to help us sharpen the focus and assess the relevance of the environmental, social, and governance criteria that we use to evaluate companies for our socially responsible portfolios.

More than 1,500 Calvert shareholders responded to the survey on climate change and other environmental concerns. Of those responding, 97% said the leading reason they chose socially responsible funds was to invest in companies with good environmental practices. Also, climate change topped the list of socially responsible investors' concerns, and 90% of investors said that their unease about climate change has increased over the last five years.

Two New Funds Debut

Partially in response to these results, Calvert launched the Calvert Global Alternative Energy Fund on May 31, 2007. The Fund, which is managed by Dublin-based KBC Asset Management International Ltd., invests in a broad universe of U.S. and non-U.S. stocks that are significantly involved in the alternative energy industry. The Fund offers investors the opportunity to address the urgent issue of climate change while investing in one of the fastest-growing market sectors globally. Keep in mind, however, that this is a sector fund, which means it is likely to be volatile over time. It's important that investors in this Fund have a long-term perspective and time horizon.

In addition, Calvert launched the Calvert International Opportunities Fund, managed by London-based subadvisor F&C Management Limited, on May 31. This Fund seeks long-term capital appreciation by investing in growth-oriented small-cap and mid-cap foreign stocks. Coupled with the Calvert World Values International Equity Fund, which invests in large-cap foreign stocks, the Calvert International Opportunities Fund gives Calvert investors access to the full range of market capitalizations in foreign companies.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds in terms of both financial returns to shareholders and returns to society as a whole.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2007

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, subsidiary of Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2007.

Shareholder Advocacy

Shareholder resolutions have been a key tool in enhancing shareholders' communications with the companies they invest in for more than three decades--but now that tool is in serious jeopardy as the Securities and Exchange Commission (SEC) evaluates making changes to the shareholder resolution process. As a result, Calvert Group has been playing a major role in the campaign to preserve shareholder rights this year. We have expressed our strong opposition to the SEC in formal comments on several alternative proposals. In September, Paul Hilton, Calvert Director of Advanced Equities Research, along with other members of the Social Investment Forum, spent a day lobbying members of Congress on the issue. Calvert also participated in a press event to bring public attention to this issue.

We believe the SEC's proposed alternatives would severely undermine shareholders' rights to submit resolutions that raise environmental, governance, and social issues. In fact, Calvert believes that, instead of rolling back investors' rights, the Commission ought to move in the other direction and allow shareholders to submit a wider range of resolutions. We will continue to actively work toward a favorable resolution of this issue.

The Results of This Year's Campaign

Our 2007 proxy season was our most successful one yet. We filed or co-filed an all-time high of 36 shareholder resolutions encouraging the companies in our portfolios to change their policies on issues ranging from employee diversity to climate-change reporting. Of these, 20 were withdrawn after companies agreed to make changes in these areas. Of the 11 that have been voted upon, two resolutions received more than 50% of the vote--our best showing ever. One of the resolutions was for Unisys Corp. on disclosure of political contributions and the other was for HCC Insurance Holdings on employee diversity.1 Four more resolutions received about one-third of the vote or higher, which is still a remarkably high number. For more information on the proxy votes, please visit www.calvert.com, select "Socially Responsible Investing" and click on "Shareholder Advocacy."

Political Contributions

As the 2008 elections draw near, we have increased our focus on corporate political contributions. We believe it is important for companies to ensure that political activity is conducted with integrity as part of a strong and enforceable code of conduct, and that political spending is fully disclosed to shareholders. In fact, five of the shareholder resolutions we filed this year called for companies to report all types of political contributions. One received a vote of 52% (Unisys), and three--Hewlett-Packard Co., Pfizer, and Medtronic-- were withdrawn successfully after those companies decided to make the disclosures. In one case, the resolution was withdrawn after the company was acquired.

Special Equities

A modest but important portion of certain Funds is allocated for venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. Illinois-based Sword Diagnostics is one such investment. Sword's technology reduces the time for food manufacturers to detect the presence of potentially deadly listeria bacteria by one-third--so they can act to stop the contamination within hours instead of two to three days.2 In New York, Marrone Organic Innovations is tackling one of the biggest hurdles to lowering the cost and increasing the availability of organically grown food--creating effective, natural products for pest management.3 Specifically, the company creates new products to control weeds, pests, and other plant diseases using naturally occurring microorganisms it has identified.

Sudan Divestment

Calvert Group's work toward ending the atrocities in Darfur continues. On October 3, Calvert Senior Vice President of Social Research and Policy, Bennett Freeman, delivered testimony to the U.S. Senate Committee on Banking, Housing, and Urban Affairs about how asset managers can use targeted divestment to increase economic and political pressure on the Khartoum government in ways consistent with their fiduciary responsibilities. We also continue to lend analytical and advocacy support to the Sudan Divestment Task Force (SDTF) and the Save Darfur Coalition (SDC), with whom we formed relationships earlier this year.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 1% to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.4

During the reporting period, the Calvert Social Investment Foundation invested in Tides Shared Spaces, a program of the Tides nonprofit network, to help develop a nonprofit office center in New York City using a "green" architectural plan. This shared-space facility will provide stable rental rates for a number of nonprofits as well as conference center facilities and opportunities for tenant collaboration and sharing. Tides has already established a similar center in San Francisco.

As a result of the HSII program, eBay-owned MicroPlace has chosen the Calvert Foundation's Community Investment Note program as one of the first securities issuers for its new microfinance business.5 The MicroPlace Web site allows the public to invest in various institutions that provide small loans to impoverished entrepreneurs around the world. This is a major innovation--harnessing the power of the Internet to exponentially expand and revolutionize the practice of microfinance investing. You should feel proud that your investment in the Calvert Funds was instrumental in the establishment of this groundbreaking online marketplace.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2007, the following companies represented the following percentages of net assets: Unisys 0.03% of Calvert Social Index Fund; HCC Insurance Holdings 1.03% of Calvert New Vision Small Cap Fund and 0.04% Calvert Social Index Fund; Hewlett-Packard 2.19% of Calvert Large Cap Growth Fund and 1.55% of Calvert Social Index Fund; Pfizer 2.01% of Calvert Social Index Fund and 1.24% of Calvert Large Cap Growth Fund; and Medtronic 0.76% of Calvert Social Index Fund and 0.67% of Calvert Large Cap Growth Fund.

2. As of September 30, 2007, Sword Diagnostics represented 0.02% of CSIF Equity Portfolio.

3. As of September 30, 2007, Marrone Organic Innovations represented 0.02% of CSIF Equity Portfolio.

4. As of September 30, 2007, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.01%; Calvert World Values Fund International Equity Fund, 0.54%; Calvert New Vision Small Cap Fund, 0.81%; and Calvert Large Cap Growth Fund, 0.17%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert-sponsored investment product.

5. As of September 30, 2007, eBay represented 0.54% of Calvert Social Index Fund and 2.06% of Calvert Large Cap Growth Fund.

Portfolio Management Discussion

Wendell Mackey
of Channing Capital
Management, LLC

Investment Performance

Calvert Small Cap Value Fund Class A shares (at NAV*) returned 10.24% for the one-year period ended September 30, 2007, outperforming the benchmark Russell 2000® Value Index, which earned 6.09%. Positive stock selection was the primary contributor to the Fund's outperformance.

Investment Climate

The latter part of the 12-month period saw widespread market uncertainty followed by record levels of market volatility. The financial markets were negatively affected by rising energy and commodity prices, as well as growing worries about the impact of housing and subprime mortgage market turmoil on the broader financial markets. These concerns and related stock market volatility led the Federal Reserve (Fed) to decrease short-term interest rates by one-half percentage point in September.

While small-cap stocks were still on top for the final quarter of 2006, large-caps regained their footing by the second quarter of 2007. In the end, small-caps had the lowest returns for the one-year period, gaining 12.3% versus 17.9% for mid-caps and 16.9% for large-caps.1 Growth is also back on top, as the Russell 2000® Growth Index topped the Russell 2000® Value Index by almost 13 percentage points for the period.2

Portfolio Strategy

Our portfolio strategy emphasizes bottom-up stock selection across a range of industries and sectors. Fund outperformance for the period was largely due to strong stock selection in the Consumer Discretionary, Financials, and Information Technology sectors.

Rewarding Holdings

The Fund benefited from strong contributions by Corinthian Colleges, Universal American Financial Corp., Exterran Holdings, and Anixter International during the period.

It appears that the long-awaited turnaround for post-secondary educator Corinthian Colleges is finally gaining traction. Longer-term, Corinthian is still in the process of streamlining its programs, reducing costs, and improving marketing initiatives to increase enrollment. The stock's valuation remains compelling, but we may not see significantly improved results in earnings until mid-2008.

Early in the period, health insurance provider Universal American Financial benefited from a potential management-led buyout of the company at $18 per share. We thought this price was too low and apparently the board did as well, since it rejected the offer. Later, Universal American completed a merger with pharmacy benefits manager MemberHealth that was favorably received by Wall Street. We believe the resulting combined company is extremely attractive and are excited about its potential.

Exterran Holdings is a leading provider of natural gas compression services formed by the August 2007 merger of two market leaders. Continued execution of its business plan, as well as enhanced international growth potential, has boosted its share price. We expect that the merger will enjoy significant cost synergies and we view its long-term prospects favorably.

Anixter International, a leading wholesaler of communications cables and accessories, is enjoying strong global demand for voice/data networking products.

Less Rewarding Holdings

Fund holdings within the Financials and Consumer Cyclical sectors were the primary detractors from performance. Stocks with a negative impact on returns were Ram Holdings, Citizens Banking Corporation (now known as Citizens Republic Bancorp), and Oriental Financial Group.

Negative investor sentiment about the housing and subprime mortgage markets--combined with a poor job of reassuring investors about the company's credit monitoring processes--hurt Ram Holdings, a provider of financial guaranty reinsurance to bond market insurers. We took advantage of the sell-off in Ram to build our holdings of similar firms that we believe are better equipped to handle a severe credit crunch.

Citizens Banking Corp. offers banking and financial services in Michigan, Ohio, Wisconsin, and Indiana. Its poor stock performance was largely due to concerns about the post-merger integration with Republic Bank, the strength of the Michigan economy given the plight of the U.S. auto industry, and the heightened focus on credit risks for banks. We are monitoring these issues closely. For now, we remain comfortable with the position because we believe that management is capable and experienced, and the stock is fairly priced.

Oriental Financial Group, which provides commercial banking services primarily in Puerto Rico, has been hurt by general nervousness about a turnaround in Puerto Rico's economy. Since the local economic environment has deteriorated beyond our initial expectations, we have sold the shares.

Outlook

We believe U.S. equity markets are still poised to post favorable results for the remainder of 2007, with average returns in the mid-to-high single digits. However, we expect ongoing volatility due to the continued risk of adverse geopolitical events and a slowing economy that may not respond to the Fed's efforts to engineer a soft landing.

At this point, we are closely monitoring the market for suitable investment opportunities. We are also evaluating our holdings' exposure to risk in anticipation of an even tighter credit environment in the months to come.

Yet, we believe that this economic environment bodes well for our bottom-up stock selection process. Attractive longer-term investment opportunities across the sectors may arise if commodity prices remain steady or decline. Also, our many years of experience in small-cap value investing lead us to believe that the companies chosen for the Fund--which possess strong business and attractive cash-flow characteristics--are likely to weather well the impact of a slowing economy.

October 2007

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

1. Mid-cap stocks are represented by the Russell Midcap® Index, large-caps by the Russell 1000® Index, and small-caps by the Russell 2000® Index.

2. For the one-year period ending September 30, 2007, the Russell 2000® Growth Index earned 18.9%, versus 6.1% for the Russell 2000 Value Index.®

As of September 30, 2007, the following companies represented the following percentages of Fund net assets: Corinthian Colleges 4.19%, Universal American Financial Corp. 4.01%, Exterran Holdings 2.93%, Anixter International 4.05%, Ram Holdings 0%, Citizens Banking Corp. 1.96%, and Oriental Financial Group 0%.

Portfolio holdings are subject to change without notice.

Small Cap Value

Fund Statistics September 30, 2007 Investment Performance (total return at NAV*)

	6 Months Ended 9/30/07	12 Months Ended 9/30/07

Class A	0.32%	10.24%
Class C	(0.16%)	9.21%
Class I	0.68%	11.10%
Russell 2000 Value Index**	(4.10%)	6.09%
Lipper Small Cap Core Funds Average	1.82%	13.40%

	% of Total Investments
Economic Sectors
Consumer Discretionary	17.7%
Consumer Staples	4.2%
Energy	3.0%
Exchange Traded Funds	3.7%
Financials	28.5%
Health Care	3.2%
Industrials	10.7%
Information Technology	12.3%
Materials	7.0%
Telecommunications Services	2.1%
U.S. Government Agency Obligations	3.5%
Utilities	4.1%
Total	100%

Ten Largest Stock Holdings	% of Net Assets

Corinthian Colleges, Inc.	4.2%
Compass Minerals International, Inc.	4.1%
Anixter International, Inc.	4.1%
Assured Guaranty Ltd.	4.0%
Universal American Financial Corp.	4.0%
Matthews International Corp.	3.7%
Brink's Co.	3.6%
Security Capital Assurance Ltd.	3.4%
Owens & Minor, Inc.	3.2%
Lance, Inc.	3.2%
Total	37.5%

Small Cap Value Fund Statistics September 30, 2007 Average Annual Total Returns (with max. load)

	Class A Shares
One year	4.99%
Since Inception	6.40%
(10/1/04)
	Class C Shares
One year	8.21%
Since Inception	6.83%
(4/1/05)
Small Cap Value Fund Statistics September 30, 2007 Average Annual Total Returns

	Class I Shares at NAV
One Year	11.10%
Since Inception	12.01%
(4/29/05)

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital
Management, LLC

Investment Performance

The Calvert Mid Cap Value Fund Class A shares (at NAV*) returned 12.24% for the one-year period ended September 30, 2007, versus the Russell Midcap® Value Index's total return of 13.75%. Fund underperformance was primarily driven by positions that were smaller than the benchmark in the Energy and Utilities sectors.

Investment Climate

The most recent part of the 12-month period saw widespread market uncertainty followed by record levels of market volatility. The financial markets were negatively affected by rising energy and commodity prices as well as growing worries about the impacts on the markets from the housing and subprime mortgage market turmoil. These concerns and related stock market volatility led the Federal Reserve (Fed) to decrease the fed funds target rate by one-half percentage point in September.

Mid-cap stocks had the strongest performance of any market-cap range for the one-year period, gaining 17.9% versus 16.9% for large-caps and 12.3% for small-caps.1 Growth is also back on top, as the Russell Midcap® Growth Index topped the Russell Midcap® Value Index by more than seven percentage points for the period.2

Portfolio Strategy

Our portfolio strategy emphasizes bottom-up stock selection across a range of industries and sectors. Fund underperformance for the period was largely due to underweighting the strong performing Energy and Utilities sectors. However, our overweight to the similarly strong Industrials sector substantially offset the negative impact on performance.

Less Rewarding Holdings

Fund holdings in the Industrials, Healthcare, Utilities, and Telecommunications sectors were the primary detractors from performance. Stocks with a negative impact on returns included Herman Miller, Harte-Hanks, and Belo Corp.

The stock price of office furniture maker Herman Miller fell on news that it had missed fiscal fourth-quarter sales estimates and was lowering its guidance for first-quarter profit. It also continues to have problems with the timing of shipments, and growth in the office furniture industry is moderating faster than expected. While we still believe that Herman Miller is a high-quality, industry-leading company with strong international growth potential, we are concerned about the cyclical nature of its retailers and the apparent waning domestic demand for office furniture. We are monitoring the company and the industry closely.

The share price of Harte-Hanks, a leading advertising company, has been pressured by lower-than-expected second-quarter earnings--largely due to revenue declines for its Shoppers publications in the California and Florida markets. Since the company has such a significant amount of exposure to these two weak real estate markets (and the weakness is likely to persist for some time), we decided to exit our position in Harte-Hanks to focus on other opportunities.

Newspaper and television station operator Belo Corporation was been hurt by management's resistance to sell the company or split the television assets from the newspaper businesses. As a result, we decided to sell our small position in this company.

Rewarding Holdings

The Fund benefited from strong returns by Anixter International, Sabre Holdings, and Hewitt Associates.

Anixter International is a leading global distributor of communications, specialty wire, and cable products. Both current industry trends and the longer-term, worldwide proliferation of voice/data networking are creating strong demand for the firm's products.

The share price of Sabre Holdings, which develops distribution solutions for the travel industry, soared after approving a buyout offer from two private-equity firms. This deal supports our belief that there is intrinsic value in the firm's slower-growing but cash-rich Global Distribution System and notable growth potential in its online portal, Travelocity. Sabre was bought out at a price of roughly $32 per share--representing nearly 80% appreciation from our initial purchase price of $18.

Shares of human resources outsourcing and consulting firm Hewitt Associates have gained as investors start to embrace the turnaround potential of its Human Resource Business Process Outsourcing service, as well as new leadership that is reinvigorating the consulting side of its business. The company's business characteristics could also make it an attractive target for a merger or acquisition. While a lot of work remains to complete the turnaround, Hewitt remains an attractive long-term holding at recent stock prices and valuation levels.

Outlook

We believe U.S. equity markets are still poised to post favorable results for the remainder of 2007, with average returns in the mid-to-high single digits. However, we expect the continued risk of adverse geopolitical events and the need for a well-executed soft landing of the slowing economy to cause ongoing volatility.

At this point, we are closely monitoring the market for suitable investment opportunities. We are also evaluating our holdings' exposure to risk in anticipation of an even tighter credit environment in the months to come.

Yet, we believe that this economic environment bodes well for our bottom-up stock selection process. Attractive longer-term investment opportunities across the sectors may arise if commodity prices remain steady or decline. Also, our many years of experience in value investing lead us to believe that the companies chosen for the Fund--which possess strong business management and attractive cash-flow characteristics--are likely to weather well the impact of a slowing economy.

October 2007

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

1. Mid-cap stocks are represented by the Russell Midcap® Index, large-caps by the Russell 1000® Index, and small-caps by the Russell 2000® Index.

2. For the 12-month period ended September 30, 2007, the Russell Midcap® Growth Index returned 21.2%, versus 13.8% for the Russell Midcap Value® Index.

As of September 30, 2007, the following companies represented the following percentages of Fund net assets: Anixter International 3.06%, Sabre Holdings 0%, Hewitt Associates 3.68%, Herman Miller 0%, Harte-Hanks 0%, and Belo Corporation 0%.

Portfolio holdings are subject to change without notice.

Mid Cap Value Fund Statistics September 30, 2007 Investment Performance (total return at NAV*)

	6 Months Ended 9/30/07	12 Months Ended 9/30/07

Class A	2.71%	12.24%
Class C	2.25%	11.17%
Class I	3.13%	13.05%
Russell Mid-Cap Value Index**	(0.03%)	13.75%
Lipper Mid-Cap Core Funds Average	4.99%	17.86%

	% of Total Investments
Economic Sectors
Consumer Discretionary	15.2%
Consumer Staples	5.6%
Energy	3.0%
Exchange Traded Funds	2.1%
Financials	30.0%
Health Care	4.0%
Industrials	17.5%
Information Technology	14.9%
Materials	5.3%
Telecommunication Services	2.4%
Total	100%

Ten Largest Stock Holdings	% of Net Assets

Brink's Co.	4.1%
IMS Health, Inc.	3.9%
Flowserve Corp.	3.8%
Corinthian Colleges, Inc.	3.7%
Hewitt Associates, Inc.	3.7%
Universal American Financial Corp.	3.6%
Markel Corp.	3.4%
Assured Guaranty Ltd.	3.4%
MBIA, Inc.	3.4%
Meredith Corp.	3.1%
Total	36.1%

Mid Cap Value Fund Statistics September 30, 2007 Average Annual Total Returns (with max. load)

	Class A Shares
One year	6.90%
Since Inception	9.95%
(10/1/04)

	Class C Shares
One Year	10.17%
Since Inception	8.62%
(4/1/05)

Mid Cap Value Fund Statistics September 30, 2007 Average Annual Total Returns

	Class I Shares
One Year	13.05%
Since Inception	11.33%
(6/27/05)

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

* Source: Lipper Analytical Services, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2007 to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period* 4/1/07 - 9/30/07

Small Cap Value
Class A
Actual	$1,000.00	$1,003.20	$8.49
Hypothetical	$1,000.00	$1,016.60	$8.54
(5% return per year before expenses)
Class C
Actual	$1,000.00	$998.40	$13.48
Hypothetical	$1,000.00	$1,011.58	$13.56
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,006.80	$4.63
Hypothetical	$1,000.00	$1,020.46	$4.66
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.69%, 2.69%, and 0.92% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365.

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period** 4/1/07 - 9/30/07

Mid Cap Value
Class A
Actual	$1,000.00	$1,027.10	$8.08
Hypothetical	$1,000.00	$1,017.10	$8.04
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,022.50	$13.13
Hypothetical	$1,000.00	$1,012.08	$13.06
(5% return per year before expenses)

	Beginning Account Value 4/1/07	Ending Account Value 9/30/07	Expenses Paid During Period** 4/1/07 - 9/30/07

Mid Cap Value
Class I
Actual	$1,000.00	$1,031.30	$4.38
Hypothetical	$1,000.00	$1,020.76	$4.36
(5% return per year before expenses)

**Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.59%, and 0.86% for Class A, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund:

We have audited the accompanying statements of net assets of the Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund (collectively the Funds), each a series of The Calvert Impact Fund, Inc., as of September 30, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Small Cap Value Fund and the Calvert Mid Cap Value Fund as of September 30, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/KMPG LLP

Philadelphia, Pennsylvania
November 19, 2007

Small Cap Value Fund
Statement of Net Assets
September 30, 2007

Equity Securities - 92.4%	Shares	Value
Capital Markets - 5.4%
Affiliated Managers Group, Inc.*	11,991	$1,528,972
Waddell & Reed Financial, Inc.	58,000	1,567,740
		3,096,712

Chemicals - 2.8%
Airgas, Inc.	31,695	1,636,413

Commercial Banks - 6.6%
Alabama National Bancorp.	14,265	1,111,529
Citizens Republic Bancorp, Inc.	69,996	1,127,635
Glacier Bancorp, Inc.	68,204	1,535,954
		3,775,118

Commercial Services & Supplies - 6.5%
Brink's Co.	37,202	2,078,848
Standard Parking Corp.*	41,200	1,639,348
		3,718,196

Diversified Consumer Services - 7.9%
Corinthian Colleges, Inc.*	151,675	2,413,149
Matthews International Corp.	48,988	2,145,675
		4,558,824

Diversified Telecommunication Services - 2.1%
Iowa Telecommunications Services, Inc.	59,980	1,190,603

Electronic Equipment & Instruments - 6.8%
Anixter International, Inc.*	28,286	2,332,181
Plexus Corp.*	58,313	1,597,776
		3,929,957

Energy Equipment & Services - 2.9%
Exterran Holdings, Inc.*	21,051	1,691,237

Food Products - 4.1%
J&J Snack Foods Corp.	16,379	570,317
Lance, Inc.	79,010	1,818,810
		2,389,127

Gas Utilities - 4.1%
New Jersey Resources Corp.	14,068	697,632
South Jersey Industries, Inc.	47,932	1,668,034
		2,365,666

Health Care Providers & Services - 3.2%
Owens & Minor, Inc.	48,780	1,858,030

Equity Securities - Cont'd	Shares	Value
Household Durables - 5.7%
American Greetings Corp.	65,384	$1,726,138
Interface, Inc.	87,065	1,571,523
		3,297,661

Insurance - 16.5%
Assured Guaranty Ltd.	85,612	2,326,078
Hilb, Rogal, & Hobbs Co.	38,852	1,683,457
Markel Corp.*	2,478	1,199,352
Security Capital Assurance Ltd.	86,943	1,985,778
Universal American Financial Corp.*	101,407	2,313,094
		9,507,759

Media - 4.5%
Belo Corp.	78,126	1,356,267
Meredith Corp.	21,156	1,212,239
		2,568,506

Metals & Mining - 4.1%
Compass Minerals International, Inc.	69,572	2,368,231

Software - 5.4%
Fair Isaac Corp.	48,774	1,761,229
Jack Henry & Associates, Inc.	53,300	1,378,338
		3,139,567

Textiles, Apparel & Luxury Goods - 2.3%
Phillips-Van Heusen Corp.	24,967	1,310,268

Trading Companies & Distributors - 1.5%
Houston Wire & Cable Co.	48,266	874,097

Total Equity Securities (Cost $46,010,172)		53,275,972

Exchange Traded Funds - 3.7%
iShares Russell 2000 Index Fund	26,645	2,132,666

Total Exchange Traded Funds (Cost $2,097,754)		2,132,666

U.S. Governmenet Agencies	Principal
And Instrumentalities - 3.5%	Amount	Value
Federal Home Loan Bank Discount Notes, 10/1/07	$2,000,000	$2,000,000

Total U.S. Government Agencies and Instrumentalities
(Cost $2,000,000)		2,000,000

TOTAL INVESTMENTS (Cost $50,107,926) - 99.6%		57,408,638
Other assets and liabilities, net - 0.4%		237,777
Net Assets - 100%		$57,646,415

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 of $.01 par value shares authorized:
Class A: 2,237,851 shares outstanding		$37,063,681
Class C: 113,247 shares outstanding		1,977,090
Class I: 680,657 shares outstanding		12,210,086
Undistributed net investment income		71,305
Accumulated net realized gain (loss) on investments		(976,459)
Net unrealized appreciation (depreciation) on investments		7,300,712
Net Assets		$57,646,415

Net Asset Value Per Share
Class A (based on net assets of $42,406,710)		$18.95
Class C (based on net assets of $2,094,607)		$18.50
Class I (based on net assets of $13,145,098)		$19.31

* Non-income producing security.

See notes to financial statements.

Mid Cap Value Fund
Statement of Net Assets
September 30, 2007

Equity Securities - 96.6%	Shares	Value
Capital Markets - 8.5%
Affiliated Managers Group, Inc.*	12,500	$1,593,875
Eaton Vance Corp.	13,300	531,468
Legg Mason, Inc.	13,500	1,137,915
T. Rowe Price Group, Inc.	23,133	1,288,277
		4,551,535

Chemicals - 2.8%
Airgas, Inc.	29,000	1,497,270

Commercial Banks - 3.0%
Marshall & Ilsley Corp.	36,829	1,612,005

Commercial Services & Supplies - 11.1%
Brink's Co.	39,183	2,189,546
Dun & Bradstreet Corp.	11,433	1,127,408
Herman Miller, Inc.	45,200	1,226,728
Pitney Bowes, Inc.	30,300	1,376,226
		5,919,908

Consumer Finance - 2.0%
Student Loan Corp.	6,000	1,081,920

Diversified Consumer Services - 3.7%
Corinthian Colleges, Inc.*	123,700	1,968,067

Diversified Telecommunication Services - 2.4%
Citizens Communications Co.	89,944	1,287,998

Electronic Equipment & Instruments - 3.1%
Anixter International, Inc.*	19,831	1,635,066

Energy Equipment & Services - 3.0%
Exterran Holdings, Inc.*	19,715	1,583,903

Food & Staples Retailing - 2.8%
SUPERVALU, Inc.	37,795	1,474,383

Food Products - 2.8%
H.J. Heinz Co.	32,500	1,501,500

Health Care Technology - 3.9%
IMS Health, Inc.	67,988	2,083,152

Household Durables - 2.2%
Black & Decker Corp.	14,400	1,199,520

Equity Securities - Cont'd	Shares	Value
Insurance - 16.0%
AON Corp.	26,400	$1,182,984
Assured Guaranty Ltd.	66,900	1,817,673
Markel Corp.*	3,778	1,828,552
MBIA, Inc.	29,361	1,792,489
Universal American Financial Corp.*	85,055	1,940,105
		8,561,803

IT Services - 6.2%
Fiserv, Inc.*	26,862	1,366,201
Hewitt Associates, Inc.*	56,100	1,966,305
		3,332,506

Machinery - 3.7%
Flowserve Corp.*	26,252	1,999,878

Media - 6.1%
Meredith Corp.	29,168	1,671,327
Washington Post Co., Class B	1,988	1,595,966
		3,267,293

Metals & Mining - 2.5%
Compass Minerals International, Inc.	38,300	1,303,732

Software - 5.4%
Fair Isaac Corp.	44,508	1,607,184
Jack Henry & Associates, Inc.	48,500	1,254,210
		2,861,394

Textiles, Apparel & Luxury Goods - 3.0%
Phillips-Van Heusen Corp.	30,006	1,574,715

Trading Companies & Distributors - 2.4%
W.W. Grainger, Inc.	14,200	1,294,898

Total Equity Securities (Cost $45,617,929)		51,592,446

Exchange Traded Funds - 2.1%
iShares Russell Midcap Value Index Fund	7,300	1,104,490

Total Exchange Traded Funds (Cost $975,621)		1,104,490

TOTAL INVESTMENTS (Cost $46,593,550) - 98.7%		52,696,936
Other assets and liabilities, net - 1.3%		674,938
Net Assets - 100%		$53,371,874

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 of $.01 par value shares authorized:
Class A: 2,272,728 shares outstanding		$39,716,917
Class C: 181,840 shares outstanding		3,387,145
Class I: 156,714 shares outstanding		2,923,938
Accumulated net realized gain (loss) on investments		1,240,488
Net unrealized appreciation (depreciation) on investments		6,103,386
Net Assets		$53,371,874

Net Asset Value Per Share
Class A (based on net assets of $46,486,169)		$20.45
Class C (based on net assets of $3,635,957)		$20.00
Class I (based on net assets of $3,249,748)		$20.74

*Non-income producing security.

See notes to financial statements.

Statements of Operations
Year Ended September 30, 2007
	Small Cap Value Fund	Mid Cap Value Fund
Net Investment Income
Investment Income:
Interest income	$112,062	$110,202
Dividend income (net of foreign taxes withheld of $4,342 and $781, respectively)	727,627	586,911
Total investment income	839,689	697,113

Expenses:
Investment advisory fees	366,048	305,725
Transfer agency fees and expenses	161,304	141,697
Administrative fees	107,883	113,722
Distribution Plan expenses:
Class A	94,568	104,691
Class C	15,570	25,818
Directors' fees and expenses	5,871	5,733
Custodian fees	18,020	18,184
Registration fees	33,624	31,660
Reports to shareholders	21,746	23,407
Professional fees	19,943	20,185
Accounting fees	7,827	7,680
Miscellaneous	3,777	4,279
Total expenses	856,181	802,781
Reimbursement from Advisor:
Class A	(48,178)	(18,087)
Class C	(8,881)	(6,188)
Class I	(17,989)	(11,668)
Fees paid indirectly	(13,286)	(11,977)
Net expenses	767,847	754,861

Net Investment Income (Loss)	71,842	(57,748)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	(273,330)	1,393,299
Change in unrealized appreciation or (depreciation)	4,011,289	3,456,060

Net Realized and Unrealized
Gain (Loss) on Investments	3,737,959	4,849,359

Increase (Decrease) in Net Assets
Resulting From Operations	$3,809,801	$4,791,611

See Notes to Financial Statements

Small Cap Value Fund
Statements of Changes in Net Assets
	Year Ended September 30, 2007	Year Ended September 30, 2006

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$71,842	($60,354)
Net realized gain (loss) on investments	(273,330)	(626,609)
Change in unrealized appreciation (depreciation)	4,011,289	2,730,875

Increase (Decrease) in Net Assets
Resulting From Operations	3,809,801	2,043,912

Distributions to shareholders from:
Net realized gain:
Class A Shares	--	(11,237)
Class C Shares	--	(155)
Class I Shares	--	(1,064)
Total distributions	--	(12,456)

Capital share transactions:
Shares sold:
Class A Shares	17,371,355	11,971,527
Class C Shares	1,466,958	506,838
Class I Shares	7,757,199	3,263,343
Reinvestment of distributions:
Class A Shares	--	10,796
Class C Shares	--	153
Class I Shares	--	1,063
Redemption fees:
Class A Shares	473	314
Class C Shares	20	--
Shares redeemed:
Class A Shares	(6,643,513)	(4,191,113)
Class C Shares	(179,551)	(9,660)
Class I Shares	(390,575)	(143,627)
Total capital share transactions	19,382,366	11,409,634

Total Increase (Decrease) in Net Assets	23,192,167	13,441,090

Net Assets
Beginning of year	34,454,248	21,013,158
End of year (including undistributed net investment income of $71,305 and $0, respectively)	$57,646,415	$34,454,248

See notes to financial statements.

Capital Share Activity	2007	2006
Shares sold:
Class A Shares	930,011	737,648
Class C Shares	79,882	31,311
Class I Shares	405,465	196,332
Reinvestment of distributions:
Class A Shares	--	677
Class C Shares	--	10
Class I Shares	--	66
Shares redeemed:
Class A Shares	(355,209)	(254,642)
Class C Shares	(9,980)	(596)
Class I Shares	(20,288)	(8,805)
Total capital share activity	1,029,881	702,001

See notes to financial statements.

Mid Cap Value Fund
Statements of Changes in Net Assets

	Year Ended September 30, 2007	Year Ended September 30, 2006

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	($57,748)	$77,408
Net realized gain (loss) on investments	1,393,299	256,612
Change in unrealized appreciation (depreciation)	3,456,060	2,016,262

Increase (Decrease) in Net Assets
Resulting From Operations	4,791,611	2,350,282

Distributions to shareholders from:
Net investment income:
Class A Shares	(67,374)	--
Class I Shares	(10,034)	--
Net realized gain:
Class A Shares	(284,571)	(284,760)
Class C Shares	(12,703)	(8,990)
Class I Shares	(15,461)	(7,026)
Total distributions	(390,143)	(300,776)

Capital share transactions:
Shares sold:
Class A Shares	16,658,355	15,550,278
Class C Shares	2,382,972	1,034,856
Class I Shares	1,361,026	1,288,033
Reinvestment of distributions:
Class A Shares	330,258	269,229
Class C Shares	12,121	7,786
Class I Shares	25,494	7,026
Redemption fees:
Class A Shares	2,191	1,146
Class C Shares	9	50
Shares redeemed:
Class A Shares	(8,491,668)	(3,079,809)
Class C Shares	(303,405)	(120,910)
Class I Shares	(53,498)	(50,297)
Total capital share transactions	11,923,855	14,907,388

Total Increase (Decrease) in Net Assets	16,325,323	16,956,894

Net Assets
Beginning of year	37,046,551	20,089,657
End of year (including undistributed net investment income of $0 and $77,408, respectively)	$53,371,874	$37,046,551

See notes to financial statements.

	Year Ended, September 30, 2007	Year Ended September 30, 2006

Capital Share Activity
Shares sold:
Class A Shares	833,507	879,403
Class C Shares	121,322	59,379
Class I Shares	68,063	72,280
Reinvestment of distributions:
Class A Shares	17,050	15,571
Class C Shares	637	453
Class I Shares	1,301	405
Shares redeemed:
Class A Shares	(426,909)	(174,060)
Class C Shares	(15,483)	(6,811)
Class I Shares	(2,620)	(2,820)
Total capital share activity	596,868	843,800

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund (the "Funds"), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The operation of each series is accounted for separately. The Small Cap Value and Mid Cap Value Funds offer Class A, Class C and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2007, no securities were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Funds' cash on deposit with the bank. These credits are used to reduce the Funds' expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Funds intend to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The adoption of FIN 48 is not expected to have a material impact on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% and .65% of the average daily net assets for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $34,570 and $27,933 was payable at year end for Small Cap Value and Mid Cap Value, respectively. In addition, $21,162 and $23,332 was payable at year end for operating expenses paid by Advisor during September 2007 for Small Cap Value and Mid Cap Value, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2008. For the purposes of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows:

	Class A	Class C	Class I
Small Cap Value	1.69%	2.69%	0.92%
Mid Cap Value	1.59%	2.59%	0.86%

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A and Class C shares and .10% for Class I shares based on the average daily net assets of each Fund. Under the terms of the agreement, $9,957 and $10,358 was payable at year end for Small Cap Value and Mid Cap Value, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by the Funds, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Fund's Class A and Class C shares, respectively. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of each Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $10,165 and $12,285 was payable at year end for Small Cap Value and Mid Cap Value, respectively.

The Distributor received $22,966 and $39,939 as its portion of the commissions charged on sales of Small Cap Value and Mid Cap Value Class A shares, respectively, for the year ended September 30, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received a fee of $23,798 and $32,754 for the year ended September 30, 2007 for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $2,268 and $2,904 was payable at year end for Small Cap Value and Mid Cap Value, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and the lead disinterested Director. Directors' fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Small Cap Value	Mid Cap Value
Purchases	$38,716,514	$32,097,273
Sales	21,248,326	19,400,803

The following table presents the cost of investments owned at September 30, 2007 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at September 30, 2007.

	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Unrealized Appreciation	Unrealized (Depreciation)

Small Cap Value	$50,129,222	$7,279,416	$8,482,607	($1,203,191)
Mid Cap Value	46,618,794	6,078,142	6,966,657	(888,515)

Net realized capital loss carryfowards for federal income tax purposes of $18,476 and $466,140 in Small Cap Value at September 30, 2007 may be utilized to offset future capital gains until expiration in September 2014 and September 2015, respectively.

Small Cap Value intends to elect to defer net capital losses of $470,547 incurred from November 1, 2006 through September 30, 2007 and treat them as arising in the fiscal year ending September 30, 2008.

The tax character of dividends and distributions paid during the years ended September 30, 2007 and September 30, 2006 were as follows:

Small Cap Value
Distributions paid from:	2007	2006
Ordinary income	--	$12,456
Total	--	$12,456

Mid Cap Value
Distributions paid from:	2007	2006
Ordinary income	$322,518	$300,776
Long term capital gain	67,625	--
Total	$390,143	$300,776

As of September 30, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Small Cap Value	Mid Cap Value
Undistributed ordinary income	$71,305	$135,739
Undistributed long term capital gain	--	1,129,992
Capital loss carryforward	(484,616)	--
Unrealized appreciation (depreciation)	7,279,416	6,078,142
Total	$6,866,105	$7,343,873

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales and investments in exchange traded funds for both Funds. The differences are also due to the deferral of post October losses for Small Cap Value.

Reclassifications, as shown in the table below, have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifictation for Small Cap Value are due to investments in exchange traded funds and excise taxes. The primary permanent differences causing such reclassification for Mid Cap Value are due to net operating losses and investments in exchange traded funds.

	Small Cap Value	Mid Cap Value
Undistributed net investment income	($537)	$57,748
Accumulated net realized gain (loss)	689	(57,748)
Paid in capital	(152)	--

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds.

Small Cap Value had no borrowings under the agreement during the year ended September 30, 2007. Mid Cap Value had no loans outstanding pursuant to this line of credit at September 30, 2007. For the year ended September 30, 2007, borrowings by Mid Cap Value under the Agreement were as follows:

	Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed

Mid Cap Value	$3,121	5.72%	$531,485	March 2007

Tax Information (Unaudited)

Mid Cap Value designates $67,625 as capital gain dividends for the fiscal year ended September 30, 2007.

Mid Cap Value designates 100% of its ordinary dividends paid during thet fiscal year as qualifying for the corporate dividend-received deduction and 100% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

Additional information will be provided to shareholders in January 2008 for use in preparing 2007 income tax returns.

Small Cap Value Fund
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005 #(z)
Net asset value, beginning	$17.19	$16.16	$15.00
Income from investment operations
Net investment income	.01	(.04)	(.15)
Net realized and unrealized gain (loss)	1.75	1.08	1.31
Total from investment operations	1.76	1.04	1.16
Distributions from
Net realized gain	--	(.01)	--
Total distributions	--	(.01)	--
Total increase (decrease) in net asset value	1.76	1.03	1.16
Net asset value, ending	$18.95	$17.19	$16.16

Total return*	10.24%	6.43%	7.73%
Ratios to average net assets: A
Net investment income	.03%	(.30%)	(1.01%) (a)
Total expenses	1.84%	1.98%	2.40% (a)
Expenses before offsets	1.72%	1.77%	1.80% (a)
Net expenses	1.69%	1.69%	1.69% (a)
Portfolio turnover	46%	63%	39%
Net assets, ending (in thousands)	$42,407	$28,584	$19,060

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005 ## (z)
Net asset value, beginning	$16.94	$16.09	$15.70
Income from investment operations
Net investment income	(.13)	(.12)	(.13)
Net realized and unrealized gain (loss)	1.69	.98	.52
Total from investment operations	1.56	.86	.39
Distributions from
Net realized gain	--	(.01)	--
Total distributions	--	(.01)	--
Total increase (decrease) in net asset value	1.56	.85	.39
Net asset value, ending	$18.50	$16.94	$16.09

Total return*	9.21%	5.34%	2.48%
Ratios to average net assets: A
Net investment income	(.96%)	(1.29%)	(2.04%) (a)
Total expenses	3.29%	6.11%	21.28% (a)
Expenses before offsets	2.72%	2.77%	2.80% (a)
Net expenses	2.69%	2.69%	2.69% (a)
Portfolio turnover	46%	63%	24%
Net assets, ending (in thousands)	$2,095	$734	$203

Small Cap Value Fund Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005###(z)
Net asset value, beginning	$17.38	$16.22	$14.69
Income from investment operations
Net investment income	.11	.06	(.01)
Net realized and unrealized gain (loss)	1.82	1.11	1.54
Total from investment operations	1.93	1.17	1.53
Distributions from
Net realized gain	--	(.01)	--
Total distributions	--	(.01)	--
Total increase (decrease) in net asset value	1.93	1.16	1.53
Net asset value, ending	$19.31	$17.38	$16.22

Total return*	11.10%	7.21%	10.42%
Ratios to average net assets: A
Net investment income	.80%	.49%	(.21%) (a)
Total expenses	1.14%	1.50%	3.31% (a)
Expenses before offsets	.95%	1.00%	1.03% (a)
Net expenses	.92%	.92%	.92% (a)
Portfolio turnover	46%	63%	21%
Net assets, ending (in thousands)	$13,145	$5,136	$1,750

Mid Cap Value Fund Financial Highlights

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005#(z)
Net asset value, beginning	$18.39	$17.16	$15.00
Income from investment operations
Net investment income	(.02)	.04	(.14)
Net realized and unrealized gain (loss)	2.26	1.42	2.30
Total from investment operations	2.24	1.46	2.16
Distributions from
Net investment income	(.03)	--	--
Net realized gain	(.15)	(.23)	--
Total distributions	(.18)	(.23)	--
Total increase (decrease) in net asset value	2.06	1.23	2.16
Net asset value, ending	$20.45	$18.39	$17.16

Total return*	12.24%	8.60%	14.40%
Ratios to average net assets: A
Net investment income	(.11%)	.27%	(.89%) (a)
Total expenses	1.66%	1.76%	2.29% (a)
Expenses before offsets	1.62%	1.67%	1.69% (a)
Net expenses	1.59%	1.59%	1.59% (a)
Portfolio turnover	43%	37%	55%
Net assets, ending (in thousands)	$46,486	$34,010	$19,362

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005##(z)
Net asset value, beginning	$18.13	$17.09	$16.62
Income from investment operations
Net investment income	(.11)	(.08)	(.13)
Net realized and unrealized gain (loss)	2.13	1.35	.60
Total from investment operations	2.02	1.27	.47
Distributions from
Net realized gain	(.15)	(.23)	--
Total distributions	(.15)	(.23)	--
Total increase (decrease) in net asset value	1.87	1.04	.47
Net asset value, ending	$20.00	$18.13	$17.09

Total return*	11.17%	7.51%	2.83%
Ratios to average net assets: A
Net investment income	(1.09%)	(.66%)	(1.86%) (a)
Total expenses	2.86%	4.44%	11.25% (a)
Expenses before offsets	2.62%	2.67%	2.69% (a)
Net expenses	2.59%	2.59%	2.59% (a)
Portfolio turnover	43%	37%	34%
Net assets, ending (in thousands)	$3,636	$1,366	$382

Mid Cap Value Fund Financial Highlights

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005####(z)
Net asset value, beginning	$18.57	$17.20	$16.70
Income from investment operations
Net investment income	.08	.13	(.01)
Net realized and unrealized gain (loss)	2.33	1.47	.51
Total from investment operations	2.41	1.60	.50
Distributions from
Net investment income	(.09)	--	--
Net realized gain	(.15)	(.23)	--
Total distributions	(.24)	(.23)	--
Total increase (decrease) in net asset value	2.17	1.37	.50
Net asset value, ending	$20.74	$18.57	$17.20

Total return*	13.05%	9.40%	2.99%
Ratios to average net assets: A
Net investment income	.63%	1.18%	(.17%) (a)
Total expenses	1.34%	2.54%	14.06% (a)
Expenses before offsets	.89%	.94%	.96% (a)
Net expenses	.86%	.86%	.86% (a)
Portfolio turnover	43%	37%	28%
Net assets, ending (in thousands)	$3,250	$1,670	$346

A  Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

#  From October 1, 2004 inception.

##  From April 1, 2005 inception.

###  From April 29, 2005 inception.

####  From June 27, 2005 inception.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a)  Annualized.

(z)  Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED TRUSTEES/DIRECTORS
REBECCA ADAMSON AGE: 58	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	16	Tom's of Maine
RICHARD L. BAIRD, JR. AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
FREDERICK A. DAVIE, JR. AGE: 51	Trustee Director Director Director	2001 CSIF 2001 CSIS 2005 CWVF 2005 IMPACT	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	16	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 59	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	28	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 45	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	16	Bridgeway Funds (11)
JOY V. JONES AGE: 57	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	16	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	16	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 58	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	16
RUSTUM ROY AGE: 83	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	16	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 48	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organisation, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	16	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 59	Director & Chair Trustee, Chair & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is a private investor and one of the founders of Calvert Group. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 55	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 57	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Mr. Macedo joined Calvert in 2005. Prior to joining Calvert, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

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Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

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Calvert Distributors, Inc.
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Suite 1000 North
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This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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September 30, 2007
Annual Report
Calvert Global Alternative Energy Fund

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President's Letter
1

Social Update
4

Portfolio Management Discussion
7

Shareholder Expense Example
11

Report of Independent Registered Public Accounting Firm
13

Schedule of Investments
14

Statement of Assets and Liabilities
17

Statement of Operations
18

Statement of Changes in Net Assets
19

Notes to Financial Statements
20

Financial Highlights
25

Explanation of Financial Tables
27

Proxy Voting and Availability of Quarterly Portfolio Holdings
29

Basis for Board's Approval of Investment Advisory Contracts
29

Director and Officer Information Table
34

Dear Shareholder:

Over the 12 months ended September 30, 2007, the U.S. and international equity markets fluctuated dramatically, moving from a fairly steady upward climb during the first half of the period to marked volatility in the third quarter of this year. In July, turmoil from the subprime mortgage market spilled over into stock markets at home and abroad as subprime lenders and other financial institutions worldwide suffered declines and investors became increasingly risk averse.

Despite the subprime woes, the overall U.S. stock market, as measured by the Standard & Poor's 500 Index, climbed a healthy 16.44% for the 12-month period. U.S. mid-cap stocks were the strongest performers, followed by large-cap stocks. Small-cap stocks brought up the rear, ending a five-year stint in the leadership position. International stock markets outpaced the U.S., demonstrating resilience despite high energy prices, inflationary pressures, and other global concerns. The Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Index, a benchmark for non-U.S. stocks, returned 25.38%, boosted in part by a weak U.S. dollar. Emerging markets, however, again outshone other regions, as many of these countries continued to enjoy growing consumer demand.

A Look at the Subprime Situation

The volatility in the global stock markets this summer was caused by the turmoil in the subprime mortgage market. Many of these mortgages were packaged into securities of varying complexity. Some of these received top credit ratings and were purchased by financial firms, including hedge funds and investment banks, around the world. When default rates for the underlying mortgages started to increase much more quickly than expected, some holders of the securities were forced to mark down their values.

A Reevaluation of Risk

The unexpected declines in value forced the liquidation of several high-profile hedge funds, hurt the stock prices of financial companies, and generally caused investors to reevaluate risk in the global stock and bond markets. While these events may seem unsettling, we view them as a normal correction in the equity and financial markets, returning to the traditionally lower prices seen for riskier assets. In recent years, investors had been irrationally paying as much for riskier stocks as for higher-quality stocks in the hopes of earning a little more return. Also, volatility in the stock market had been near historic lows. Now, in this more cautious environment, we see opportunities for larger-cap and higher-quality stocks to shine.

Growth Overtakes Value

The reporting period also featured the reversal of a long trend. For the first time in nearly seven years, U.S. growth stocks outperformed value stocks, as the Russell 1000® Growth Index returned 19.35% while the Russell 1000® Value Index gained 14.45%. Many of Calvert's equity funds tend to have a growth tilt, so the continued leadership of growth stocks would be a welcome change. And given the current market environment, we believe this trend may build momentum.

Calvert Conducts Climate Change Survey

In early 2007, Calvert conducted an on-line survey of shareholders and clients to help us sharpen the focus and assess the relevance of the environmental, social, and governance criteria that we use to evaluate companies for our socially responsible portfolios.

More than 1,500 Calvert shareholders responded to the survey on climate change and other environmental concerns. Of those responding, 97% said the leading reason they chose socially responsible funds was to invest in companies with good environmental practices. Also, climate change topped the list of socially responsible investors' concerns, and 90% of investors said that their unease about climate change has increased over the last five years.

Two New Funds Debut

It was partially in response to these results that Calvert launched the Calvert Global Alternative Energy Fund on May 31, 2007. To date, we are tremendously pleased with investors' response to this Fund, which is managed by Dublin-based KBC Asset Management International Ltd. The Fund offers investors the opportunity to address the urgent issue of climate change while investing in one of the fastest-growing market sectors globally. Of course, investors should keep in mind that this is a sector fund that is likely to entail periodic volatility and is most appropriate for those with a long-term outlook.

In addition, Calvert launched the Calvert International Opportunities Fund, managed by London-based subadvisor F&C Management Limited, on May 31. This Fund seeks long-term capital appreciation by investing in growth-oriented small-cap and mid-cap foreign stocks. Coupled with the Calvert World Values International Equity Fund, which invests in large-cap foreign stocks, the Calvert International Opportunities Fund gives Calvert investors access to the full range of market capitalizations in foreign companies.

Calvert Continues to Grow

Also during the reporting period, Calvert surpassed $15 billion in total assets under management. As we continue to grow, Calvert remains committed to striving to maximize the performance of our funds in terms of both financial returns to shareholders and returns to society as a whole.

Thank you for your continued confidence in our mutual funds, and we look forward to continuing our endeavor to meet your investment needs in the future.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2007

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, subsidiary of Calvert Group, Ltd., 4550 Montgomery Avenue, Suite 1000N, Bethesda, MD 20814.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2007.

Shareholder Advocacy

Shareholder resolutions have been a key tool in enhancing shareholders' communications with the companies they invest in for more than three decades--but now that tool is in serious jeopardy as the Securities and Exchange Commission (SEC) evaluates making changes to the shareholder resolution process. As a result, Calvert Group has been playing a major role in the campaign to preserve shareholder rights this year. We have expressed our strong opposition to the SEC in formal comments on several alternative proposals. In September, Paul Hilton, Calvert Director of Advanced Equities Research, along with other members of the Social Investment Forum, spent a day lobbying members of Congress on the issue. Calvert also participated in a press event to bring public attention to this issue.

We believe the SEC's proposed alternatives would severely undermine shareholders' rights to submit resolutions that raise environmental, governance, and social issues. In fact, Calvert believes that, instead of rolling back investors' rights, the Commission ought to move in the other direction and allow shareholders to submit a wider range of resolutions. We will continue to actively work toward a favorable resolution of this issue.

The Results of This Year's Campaign

Our 2007 proxy season was our most successful one yet. We filed or co-filed an all-time high of 36 shareholder resolutions encouraging the companies in our portfolios to change their policies on issues ranging from employee diversity to climate-change reporting. Of these, 20 were withdrawn after companies agreed to make changes in these areas. Of the 11 that have been voted upon, two resolutions received more than 50% of the vote--our best showing ever. One of the resolutions was for Unisys Corp. on disclosure of political contributions and the other was for HCC Insurance Holdings on employee diversity.1 Four more resolutions received about one-third of the vote or higher, which is still a remarkably high number. For more information on the proxy votes, please visit www.calvert.com, select "Socially Responsible Investing" and click on "Shareholder Advocacy."

Political Contributions

As the 2008 elections draw near, we have increased our focus on corporate political contributions. We believe it is important for companies to ensure that political activity is conducted with integrity as part of a strong and enforceable code of conduct, and that political spending is fully disclosed to shareholders. In fact, five of the shareholder resolutions we filed this year called for companies to report all types of political contributions. One received a vote of 52% (Unisys), and three--Hewlett-Packard Co., Pfizer, and Medtronic-- were withdrawn successfully after those companies decided to make the disclosures. In one case, the resolution was withdrawn after the company was acquired.

Special Equities

A modest but important portion of certain Funds is allocated for venture capital investment in innovative companies that are developing for-profit products or services that address important social or environmental issues. Illinois-based Sword Diagnostics is one such investment. Sword's technology reduces the time for food manufacturers to detect the presence of potentially deadly listeria bacteria by one-third--so they can act to stop the contamination within hours instead of two to three days.2 In New York, Marrone Organic Innovations is tackling one of the biggest hurdles to lowering the cost and increasing the availability of organically grown food-- by creating effective, natural products for pest management.3 Specifically, the company creates new products to control weeds, pests, and other plant diseases using naturally occurring microorganisms it has identified.

Sudan Divestment

Calvert Group's work toward ending the atrocities in Darfur continues. On October 3, Calvert Senior Vice President of Social Research and Policy, Bennett Freeman, delivered testimony to the U.S. Senate Committee on Banking, Housing, and Urban Affairs about how asset managers can use targeted divestment to increase economic and political pressure on the Khartoum Government in ways consistent with their fiduciary responsibilities. We also continue to lend analytical and advocacy support to the Sudan Divestment Task Force (SDTF) and the Save Darfur Coalition (SDC), with whom we formed relationships earlier this year.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate up to 1% to 3% of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.4

During the reporting period, the Calvert Social Investment Foundation invested in Tides Shared Spaces, a program of the Tides nonprofit network, to help develop a nonprofit office center in New York City using a "green" architectural plan. This shared-space facility will provide stable rental rates for a number of nonprofits as well as conference center facilities and opportunities for tenant collaboration and sharing. Tides has already established a similar center in San Francisco.

As a result of the HSII program, eBay-owned MicroPlace has chosen the Calvert Foundation's Community Investment Note program as one of the first securities issuers for its new microfinance business.5 The MicroPlace Web site allows the public to invest in various institutions that provide small loans to impoverished entrepreneurs around the world. This is a major innovation--harnessing the power of the Internet to exponentially expand and revolutionize the practice of microfinance investing. You should feel proud that your investment in the Calvert Funds was instrumental in the establishment of this groundbreaking online marketplace.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2007, the following companies represented the following percentages of net assets: Unisys 0.03% of Calvert Social Index Fund; HCC Insurance Holdings 1.03% of Calvert New Vision Small Cap Fund and 0.04% Calvert Social Index Fund; Hewlett-Packard 2.19% of Calvert Large Cap Growth Fund and 1.55% of Calvert Social Index Fund; Pfizer 2.01% of Calvert Social Index Fund and 1.24% of Calvert Large Cap Growth Fund; and Medtronic 0.76% of Calvert Social Index Fund and 0.67% of Calvert Large Cap Growth Fund.

2. As of September 30, 2007, Sword Diagnostics represented 0.02% of CSIF Equity Portfolio.

3. As of September 30, 2007, Marrone Organic Innovations represented 0.02% of CSIF Equity Portfolio.

4. As of September 30, 2007, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.01%; Calvert World Values Fund International Equity Fund, 0.54%; Calvert New Vision Small Cap Fund, 0.81%; and Calvert Large Cap Growth Fund, 0.17%. All holdings are subject to change without notice. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored-investment product.

5. As of September 30, 2007, eBay represented 0.54% of Calvert Social Index Fund and 2.06% of Calvert Large Cap Growth Fund.

Portfolio Management Discussion

Jens Peers
of KBC Asset Management International Ltd.

Investment Performance

Calvert Global Alternative Energy Fund Class A Shares (at NAV*) returned 9.00% since its inception on May 31, 2007, versus the benchmark MSCI World Index's increase of 1.70%. Energy stocks were among the best performers worldwide during this period and the Fund's concentration in alternative energy-related businesses drove its strong performance relative to the benchmark, which is more broadly diversified.

Calvert Global Alternative Energy Fund launched on May 31, 2007, with Dublin-based KBC Asset Management as portfolio manager. The Fund seeks long-term growth of capital through investment in companies that are significantly involved in the Alternative Energy sector. We use a three-step investment process that incorporates both fundamental and quantitative components to select U.S. and non-U.S. stocks of all market capitalizations for the Fund.

Investment Climate

The alternative energy investment theme has enjoyed success thus far in 2007, propelled by strong profitability at the corporate level and increased political support for new initiatives. From an economic perspective, the most significant event during the period was the continued high price of oil--which spurred interest in alternative energy opportunities. The sector also continued to benefit from strong political and economic interest in climate change and government mandates to tackle it, such as the recent United Nations Climate Conference in New York.

At a stock level, corporate earnings have been very strong and forecasts of earnings have seen considerable increases. This is most notable in the Wind and Solar Energy subgroups, where upgraded analyst recommendations and general bullishness have been most significant.

Portfolio Strategy

Our emphasis on the top-performing Solar and Wind groups contributed to the Fund's outperformance. Biomass has struggled with continuing downward pressure on profit margins and concerns of overcapacity in some European countries. Rising corn prices and falling ethanol prices have also continued to undermine market conditions in the group. We have been lightly invested in Biomass and our decision to allocate funds elsewhere also helped performance.

As you might expect, some of the key stock contributions to the Fund's performance were from the Solar group. Module-manufacturer First Solar, which recently announced a series of new-client contracts, is a good example. As part of its plans to expand capacity, this Arizona-based company is ramping up production at its German facility and developing three new plants in Malaysia.

Shares of Norway's REC Group soared after the company beat analyst expectations and doubled its year-over-year quarterly profit from the second quarter of 2006. While it is rapidly expanding production capacity in several key business lines, its core activity is producing polysilicon--an essential element for solar cells for which there has been a shortage.

SunPower Corp. benefited from solid second-quarter results and strong earnings guidance through next year. To achieve those results, the California company plans to expand its solar cell production by at least 250 megawatts in 2008. Also, it has strategically signed long-term contracts with a variety of polysilicon suppliers to mitigate the impact of the shortage on its growth.

A weakening U.S. dollar also helped performance during the period, adding over four percentage points when the Fund's returns were converted from local currencies to U.S. dollars.

Update on Investment Strategy

As you are aware, typically at least 80% of the Fund's assets will be invested in companies whose main business is alternative energy or are significantly involved in the Alternative Energy sector. Recently, the Fund expanded its definition of companies involved in the Alternative Energy sector to mean that the company (1) derives at least 50% of its revenues or earnings from alternative energy activities; (2) devotes at least 50% of its assets to such activities; or (3) is included in one of the following alternative energy indices: Ardour Global Index; Merrill Lynch Renewable Energy Index; S&P Global Alternative Energy Index; WilderHill New Energy Global Innovation Index; and WilderHill Clean Energy Index.

Outlook

We continue to believe that prospects for the Alternative Energy sector are favorable globally, although the broader investment climate remains uncertain. While equities are still very attractive, doubts about the international markets may increase volatility, which could negatively impact the sector. Nevertheless, we believe the fundamentals underpinning alternative energy investing are sound.

We have confidence that political and economic factors, which are important drivers of demand for this sector, will continue to create a favorable outlook for alternative energy investing around the world. In fact, proposed legislation in the U.S. could significantly boost the renewable energy sector--if provisions such as renewable fuels standards and mandates for ethanol production are enacted.

Of course, the fundamentals of companies in the sector are also critical, and they are generally positive. As one of the most cost-competitive of the renewable energy technologies, wind energy is expected to grow by 20% over the next several years. We continue to expect strong earnings growth and increasing profit margins, so we plan to maintain our overweight to this group. Specifically, we prefer wind-turbine manufacturers and wind-park operators with exposure to higher growth regions such as the U.S., Spain, and Italy. These companies include Iberdrola, Vestas Wind Systems, and Gamesa.

In the solar sector, our preferred companies are the polysilicon producers who can leverage the current shortage for enhanced pricing power. This includes MEMC Electronic Materials and REC as well as the large, integrated solar players. We plan to also maintain our active positions in companies such as SunPower and China's Suntech Power Holdings Co.

It is important for investors to keep in mind that this is a sector fund, which means it is likely to be volatile over time. But overall, we believe that our investment process and the Alternative Energy sector offer an attractive long-term opportunity for investors.

October 2007

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

As of September 30, 2007, the following companies represented the following percentages of Fund net assets: First Solar 2.78%, REC Group 4.13%, SunPower 4.44%, Iberdrola 4.96%, Vestas Wind Systems 4.93%, Gamesa 5.07%, MEMC Electronic Materials 3.19%, and Suntech Power Holdings 3.49%. Portfolio holdings are subject to change without notice.

Global Alternative Energy fund Statistics September 30, 2007 Investment Performance (total return at NAV*)

Inception 5/31/07 Through

9/30/07
Class A	9.00%
Class I	9.13%
MSCI World Index**	1.70%
Lipper Natural Resources Funds Average	8.67%

Inception 7/31/07 Through

9/30/07
Class C	4.47%
MSCI World Index**	4.76%
Lipper Natural Resources Funds Average	7.48%

% of Total Investments
Economic Sectors
Consumer Discretionary	0.8%
Energy	1.9%
Industrials	54.7%
Information Technology	6.7%
Materials	4.0%
U.S. Government Agency Obligations	4.1%
Utilities	27.8%
Total	100%

Ten Largest Stock Holdings	% of Net Assets

Gamesa Corp. Technologies SA	5.1%
Iberdrola SA	5.0%
Vestas Wind Systems A/S	4.9%
SunPower Corp.	4.4%
Renewable Energy Corp. AS	4.1%
Acciona SA	4.1%
FPL Group, Inc.	3.7%
Johnson Matthey plc	3.6%
Suntech Power Holdings Co. Ltd. (ADR)	3.5%
Ormat Technologies, Inc.	3.5%
Total	41.9%

Global Alternative Energy fund Statistics September 30, 2007

Average Annual Total Returns (with max. load)

Class A Shares
Since Inception	3.81%
(5/31/07)
Class C Shares
Since Inception	3.53%
(7/31/07)

Past performance is no guarantee of future results.

Global Alternative Energy Fund Statistics
September 30, 2007
Average Annual Total Returns
Class I Shares at NAV
Since Inception	9.13%
(5/31/07)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (inception date May 31, 2007 for Class A and Class I and inception date July 31, 2007 for Class C to September 30, 2007).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period**
	5/31/07*	9/30/07	5/31/07 - 9/30/07
Class A
Actual	$1,000.00	$1,090.00	$9.69
Hypothetical	$1,000.00	$1,015.79	$9.35
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,091.30	$7.34
Hypothetical	$1,000.00	$1,018.05	$7.08
(5% return per year before expenses)

*   Inception date 5/31/07.

**  Expenses are equal to the Fund's annualized expense ratio of 1.85% and 1.40% for Class A and Class I respectively, multiplied by the average account value over the period, multiplied by 183/365.

	Beginning Account Value 7/31/07***	Ending Account Value 9/30/07	Expenses Paid During Period 7/31/07- 9/30/07****

Class C
Actual	$1,000.00	$1,045.30	$14.61
Hypothetical	$1,000.00	$1,010.78	$14.37
(5% return per year before expenses)

***   Inception date 7/31/07.

****  Expenses are equal to the Fund's annualized expense ratio of 2.85% for Class C, multiplied by the average account value over the period, multiplied by 183/365.

Report of Independent Registered Public Accounting Firm

The Board of Directors of The Calvert Impact Fund, Inc. and Shareholders of Calvert Global Alternative Energy Fund:

We have audited the accompanying statement of assets and liabilities of the Calvert Global Alternative Energy Fund (the Fund), a series of The Calvert Impact Fund, Inc., including the schedule of investments, as of September 30, 2007, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 31, 2007 (inception) through September 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Global Alternative Energy Fund as of September 30, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the period from May 31, 2007 (inception) through September 30, 2007, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Philadelphia, Pennsylvania
November 19, 2007

Schedule of Investments
September 30, 2007
Equity Securities - 93.7%	Shares	Value
Australia - 2.4%
Babcock & Brown Wind Partners	174,278	$280,049
Ceramic Fuel Cells Ltd.*	379,083	274,350
Energy Developments Ltd.	77,938	218,048
		772,447
Austria - 2.6%
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	14,538	835,486

Canada - 1.5%
Ballard Power Systems, Inc.*	25,786	126,840
Canadian Hydro Developers, Inc.*	56,976	354,616
		481,456
Chile - 1.6%
Enersis SA (ADR)	29,596	525,033

China - 3.5%
Suntech Power Holdings Co. Ltd. (ADR)*	28,140	1,122,786

Denmark - 5.7%
Greentech Energy Systems A/S*	13,081	260,784
Vestas Wind Systems A/S*	20,100	1,583,689
		1,844,473
France - 4.0%
EDF Energies Nouvelles SA	11,696	926,921
Theolia SA*	13,744	365,421
		1,292,342
Germany - 13.9%
Conergy AG	5,076	480,656
Ersol Solar Energy AG*	1,787	172,975
Nordex AG*	19,573	962,879
Q-Cells AG*	10,058	1,025,343
REpower Systems AG*	5,447	867,389
SolarWorld AG	11,511	660,709
Solon AG Fuer Solartechnik*	1,656	187,183
Verbio AG*	21,471	106,846
		4,463,980
Italy - 0.4%
Actelios SpA	13,101	133,183

Japan - 2.8%
Kyocera Corp.	9,500	889,850

Norway - 4.1%
Renewable Energy Corp. AS*	28,900	1,326,913

Equity Securities - Cont'd	Shares	Value
Spain - 16.5%
Abengoa SA	19,869	$785,625
Acciona SA	4,816	1,305,797
Gamesa Corp. Tecnologica SA	39,961	1,627,794
Iberdrola SA	27,197	1,593,150
		5,312,366
Sweden - 0.4%
Opcon AB*	11,000	120,608

Switzerland - 1.0%
Biopetrol Industries AG*	16,023	115,730
BKW FMB Energie AG	1,878	205,923
		321,653
United Kingdom - 6.6%
Clipper Windpower plc*	64,264	705,498
D1 Oils plc*	29,744	100,658
ITM Power plc*	56,618	121,195
Johnson Matthey plc	34,238	1,163,554
Renewable Power & Light plc*	22,851	11,180
		2,102,085
United States - 26.7%
Active Power, Inc.*	50,331	111,232
American Superconductor Corp.*	31,003	634,941
Aventine Renewable Energy Holdings, Inc.*	21,819	230,627
Covanta Holding Corp.*	23,325	571,696
Evergreen Solar, Inc.*	54,167	483,711
First Solar, Inc.*	7,581	892,587
FPL Group, Inc.	19,540	1,189,595
FuelCell Energy, Inc.*	30,993	277,077
MEMC Electronic Materials, Inc.*	17,416	1,025,106
Nova Biosource Fuels, Inc.*	53,926	151,532
Ormat Technologies, Inc.	24,210	1,121,891
Plug Power, Inc.*	46,864	145,278
PowerFilm, Inc.*	36,046	301,289
SunPower Corp.*	17,241	1,427,900
		8,564,462

Total Equity Securities (Cost $28,384,134)		30,109,123

U.S. Government Agencies	Principal Amount
and Instrumentalities - 4.1%		Value
Federal Home Loan Bank Discount Notes, 10/1/07	$1,300,000	$1,300,000
Total U.S. Government Agencies and Instrumentalities (Cost $1,300,000)		1,300,000

TOTAL INVESTMENTS (Cost $29,684,134) - 97.8%		31,409,123
Other assets and liabilities, net - 2.2%		721,859
Net Assets - 100%		$32,130,982

* Non-income producing security.

Abbreviations:
ADR: American Depository Receipts

See notes to financial statements.

Statement of Assets and Liabilities
September 30, 2007
Assets
Investments in securities, at value (Cost $29,684,134) - see accompanying schedule	$31,409,123
Cash	131,136
Cash denominated in foreign currencies (Cost $1,116,463)	1,116,466
Receivable for securities sold	203,753
Receivable for shares sold	1,586,054
Dividends and tax reclaim receivable	6,075
Other assets	36,162
Total assets	34,488,769

Liabilities
Payable for securities purchased	2,300,217
Payable for shares redeemed	2,942
Payable to Calvert Asset Management Company, Inc.	24,287
Payable to Calvert Administrative Services Company	6,898
Payable to Calvert Shareholder Services, Inc.	1,515
Payable to Calvert Distributors, Inc.	5,243
Accrued expenses and other liabilities	16,685
Total liabilities	2,357,787
Net Assets	$32,130,982

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 1,684,345 shares outstanding	$26,146,324
Class C: 92,561 shares outstanding	1,429,453
Class I: 188,154 shares outstanding	2,925,227
Undistributed net investment income (loss)	(17,357)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(76,033)
Net unrealized appreciation (depreciation) on investments and assets and liabilities denominated in foreign currencies	1,723,368
Net Assets	$32,130,982

Net Asset Value Per Share
Class A (based on net assets of $27,536,615)	$16.35
Class C (based on net assets of $1,514,626)	$16.36
Class I (based on net assets of $3,079,741)	$16.37

See notes to financial statements.

Statement of Operations
From Inception May 31, 2007 through
September 30, 2007
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $1,496)	$20,071
Interest income	16,434
Total investment income	36,505

Expenses:
Investment advisory fee	45,733
Transfer agency fees and expenses	15,860
Distribution Plan expenses:
Class A	9,933
Class C	1,061
Directors' fees and expenses	503
Administrative fees	15,019
Accounting fees	602
Custodian fees	102,724
Registration fees	15,013
Reports to shareholders	1,935
Professional fees	14,450
Miscellaneous	6,452
Total expenses	229,285
Reimbursement from Advisor:
Class A	(121,571)
Class C	(5,114)
Class I	(17,733)
Fees paid indirectly	(1,423)
Net expenses	83,444

Net Investment Income (Loss)	(46,939)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(74,183)
Foreign currency transactions	(17,357)
(91,540)

Change in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	1,724,992
Assets and liabilities denominated in foreign currencies	(1,624)
1,723,368

Net Realized and Unrealized Gain (Loss)	1,631,828

Increase (Decrease) in Net Assets
Resulting From Operations	$1,584,889

See notes to financial statements.

Statement of Changes in Net Assets

From Inception May 31, 2007 Through September 30, 2007

Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	($46,939)
Net realized gain (loss)	(91,540)
Change in unrealized appreciation or (depreciation)	1,723,368

Increase (Decrease) in Net Assets
Resulting From Operations	1,584,889

Capital share transactions:
Shares sold:
Class A Shares	26,332,041
Class C Shares	1,431,932
Class I Shares	2,928,397
Redemption fees:
Class A Shares	861
Shares redeemed:
Class A Shares	(146,941)
Class C Shares	(197)
Class I Shares	--
Total capital share transactions	30,546,093

Total Increase (Decrease) in Net Assets	32,130,982

Net Assets
Beginning of period	--
End of period (including net investment loss of $17,357)	$32,130,982

Capital Share Activity
Shares sold:
Class A Shares	1,693,944
Class C Shares	92,574
Class I Shares	188,154
Shares redeemed:
Class A Shares	(9,599)
Class C Shares	(13)
Class I Shares	--
Total capital share activity	1,965,060

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Global Alternative Energy Fund (the "Fund"), a series of The Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The operation of each series is accounted for separately. The Global Alternative Energy Fund began operations on May 31, 2007. The Fund offers three classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares began operations on July 31, 2007. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Fund has retained a third party fair value pricing service to quantitatively analyze the price movement of its holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At September 30, 2007, no securities were fair valued in good faith under the direction of the Board of Directors.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U. S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the application of the Interpretation to the Fund, and has determined that there is no impact resulting from the adoption of this Interpretation on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 1.00% of the Fund's average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009. The contractual expense cap is 1.85% for Class A, 2.85% for Class C, and 1.40% for Class I. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses.

The Distributor received $72,886 as its portion of commissions charged on sales of the Fund's Class A shares for the period ended September 30, 2007.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $3,500 for the period ended September 30, 2007. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A and Class C shares and .15% for Class I shares, based on their average daily net assets.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $34,000 plus $2,000 for each Board meeting attended. An additional Chair support fee of $24,000 annually is paid to the Fund Chair. Additional fees of up to $10,000 annually may be paid to the Chairperson of special committees of the Board and to the lead disinterested Director. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $28,815,166 and $356,849, respectively.

The cost of investments owned at September 30, 2007 for federal income tax purposes was $29,760,167. Net unrealized appreciation aggregated $1,648,956, of which $2,321,889 related to appreciated securities and $672,933 related to depreciated securities.

The Fund intends to elect to defer the net foreign currency losses of $17,357 incurred from May 31, 2007 through September 30, 2007 and treat them as arising in the fiscal year ending September 30, 2008.

As of September 30, 2007, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Unrealized appreciation (depreciation)          $1,648,956

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales and the deferral of foreign currency losses incurred from May 31, 2007 through September 30, 2007.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. The reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are the tax treatment of foreign currency transactions and net operating losses.

Undistributed net investment income	$29,582
Accumulated net realized gain (loss)	15,507
Paid-in capital	(45,089)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Balanced and Enhanced Equity Portfolios and the CVS Calvert Social Balanced Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at September 30, 2007.

For the period ended September 30, 2007, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed

$2,403	5.62%	$102,462	September 2007

Financial Highlights

Period Ended September 30, 2007^ (z)

Class A Shares
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	(.05)
Net realized and unrealized gain (loss)	1.40
Total from investment operations	1.35
Total increase (decrease) in net asset value	1.35
Net asset value, ending	$16.35

Total return*	9.00%
Ratios to average net assets: A
Net investment income	(1.04%) (a)
Total expenses	4.94% (a)
Expenses before offsets	1.88% (a)
Net expenses	1.85% (a)
Portfolio turnover	2%
Net assets, ending (in thousands)	$27,537

Period Ended September 30, 2007^^ (z)

Class C Shares
Net asset value, beginning	$15.66
Income from investment operations
Net investment income	(.05)
Net realized and unrealized gain (loss)	.75
Total from investment operations	.70
Total increase (decrease) in net asset value	.70
Net asset value, ending	$16.36

Total return*	4.47%
Ratios to average net assets: A
Net investment income	(2.23%) (a)
Total expenses	7.70% (a)
Expenses before offsets	2.88% (a)
Net expenses	2.85% (a)
Portfolio turnover	1%
Net assets, ending (in thousands)	$1,515

Financial Highlights

Period Ended September 30, 2007^ (z)

Class I Shares
Net asset value, beginning	$15.00
Income from investment operations
Net investment income	(.03)
Net realized and unrealized gain (loss)	1.40
Total from investment operations	1.37
Total increase (decrease) in net asset value	1.37
Net asset value, ending	$16.37

Total return*	9.13%
Ratios to average net assets: A
Net investment income	(.68%) (a)
Total expenses	5.02% (a)
Expenses before offsets	1.43% (a)
Net expenses	1.40% (a)
Portfolio turnover	2%
Net assets, ending (in thousands)	$3,080

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

^ From May 31, 2007, inception.

^^ From July 31, 2007, inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on March 12, 2007, the Board of Directors, and by a separate vote, the disinterested Directors, voted to approve an amendment to the Investment Advisory Agreement ("Advisory Agreement") between Calvert Impact Fund, Inc. and the Advisor that would add the Fund to the Advisory Agreement and initially approve the Investment Subadvisory Agreement ("Subadvisory Agreement") between the Advisor and KBC Asset Management International Ltd. ("Subadvisor") with respect to the Fund.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the approval of the Advisory Agreement and the Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed approval of the Advisory Agreement and the Subadvisory Agreement with management and also met in a private session with their counsel at which no representatives of management were present.

In evaluating the Advisory Agreement, the Board of Directors considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services to be provided to the Fund by the Advisor and its affiliates.

In the course of its deliberations regarding the Advisory Agreement, the Board of Directors considered the following factors, among others: the nature, extent and quality of the services to be provided by the Advisor, including the personnel that would be providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the direct and indirect benefits, if any, to be derived by the Advisor from its relationship with the Fund; the effect of the Fund's potential growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services to be provided to the Fund by the Advisor under the Advisory Agreement, the Board of Directors reviewed information provided by the Advisor relating to its operations and personnel, including, among other data, biographical information on the Advisor's investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board of Directors also took into account similar information provided throughout the previous year by the Advisor as well as the Board of Directors' familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Board of Directors discussed the Advisor's effectiveness in monitoring the performance of similarly managed funds' subadvisors and the Advisor's timeliness in responding to performance issues with respect to those funds. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board of Directors concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Advisor under the Advisory Agreement.

In considering the Fund's fees and expenses, the Board of Directors compared the Fund's proposed fees and estimated total expense ratio with those of comparable funds. The Board of Directors noted that the Fund's estimated total expenses for its Class A shares, after estimated reimbursements, would be above the median total expenses of certain comparable funds as selected by the Advisor in its report to the Board. The Board of Directors took into account that the Advisor had contractually agreed to limit the Fund's net annual operating expenses through January 31, 2009. The Board also considered the impact of the size of the Fund on the Fund's expenses. The Board also noted that the Advisor would pay the Subadvisor's subadvisory fee out of its advisory fee. Based upon its review, the Board of Directors determined that the proposed advisory fee was reasonable in view of the services to be provided to the Fund by the Advisor and the other factors considered.

In reviewing the estimated profitability of the advisory fee to the Fund's Advisor, the Board of Directors considered the fact that affiliates would be providing shareholder servicing and administrative services to the Fund for which they would receive compensation. The Board of Directors also considered whether the Advisor had the financial wherewithal to provide a high level of services to the Fund. The Board of Directors noted that the Advisor had agreed to reimburse expenses of the Fund above a certain asset level. The Board of Directors also considered that the Advisor would likely derive benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board of Directors also noted that the Advisor would pay the Subadvisor's subadvisory fees out of the advisory fees it would receive from the Fund. Based upon its review, the Board of Directors concluded that the Advisor's anticipated level of profitability from its relationship with the Fund was reasonable.

The Board of Directors considered the effect of the Fund's potential size and growth on its performance and expenses. The Board of Directors also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board of Directors concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time.

In approving the Advisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Subadvisory Agreement, the Board of Directors reviewed information provided by the Advisor and the Subadvisor relating to the Subadvisor's operations, personnel, investment philosophy, strategies and techniques. Among other information, the Advisor and the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for the Subadvisor, and descriptions of the Subadvisor's investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board of Directors approved the Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Subadvisory Agreement. In the course of its deliberations, the Board of Directors evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board of Directors concluded that it was satisfied with the nature, extent and quality of services to be provided to the Fund by the Subadvisor under the Subadvisory Agreement.

In considering the Subadvisor's comparable performance with similarly managed funds and non-mutual fund accounts, the Board of Directors noted the Subadvisor's long-term performance record with respect to the investment strategies that it would utilize in managing the Fund. The Board noted that the Subadvisor did not manage an account or fund that was directly comparable to the Fund. Among other performance information presented to the Board of Directors, the Directors noted that the global alternative energy product currently managed by the Subadvisor had outperformed the MSCI World Index in the 2006, 2005 and 2004 calendar years and had underperformed that Index in the 2003 and 2002 calendar years. Although there were very few funds comparable to the Subadvisor's global alternative energy product, the Board of Directors also took into account the performance of two comparable products in comparison to the Subadvisor's product. The Board of Directors also took into account that the Subadvisor's existing global alternative energy product utilized social screens similar to those that would be used in managing the Fund.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board of Directors relied on the ability of the Advisor to negotiate the Subadvisory Agreement and the corresponding subadvisory fee at arm's length. The Board of Directors also noted that the subadvisory fees under the Subadvisory Agreement would be paid by the Advisor out of the advisory fees that the Advisor would receive under the Advisory Agreement. The Board of Directors took into account the level of fees that the Subadvisor charges its existing global alternative energy product. The Board of Directors also took into consideration that the Subadvisor contractually agreed to waive 10 basis points in subadvisory fees until the Fund reaches $100 million in assets or has been in operation for two years, whichever occurs first. Based upon its review, the Board of Directors determined that the subadvisory fee was reasonable. Because the Advisor would pay the Subadvisor's subadvisory fee and had negotiated that fee at arm's length with the Subadvisor, the costs of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board of Directors' deliberations. For similar reasons, the Board of Directors did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board of Directors noted that the subadvisory fee included a breakpoint that would reduce the subadvisory fee on assets above a specified asset level.

In approving the Subadvisory Agreement, the Board of Directors, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board of Directors reached the following conclusions regarding the Advisory Agreement and the Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objective and polices; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor's investment strategies are appropriate for pursuing the investment objective of the Fund; and (e) the Fund's proposed advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board of Directors determined that approval of the Advisory Agreement and the Subadvisory Agreement would be in the interests of the Fund and its shareholders.

Director and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
DISINTERESTED TRUSTEES/DIRECTORS
REBECCA ADAMSON AGE: 58	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First Nations Financial Project. Founded by her in 1980, First Nations is the only American Indian alternative development institute in the country.	16	Tom's of Maine
RICHARD L. BAIRD, JR. AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs.	28
FREDERICK A. DAVIE, JR. AGE: 51	Trustee Director Director Director	2001 CSIF 2001 CSIS 2005 CWVF 2005 IMPACT	Vice President of Public/Private Ventures since June, 2001. He was formerly Program Officer for the Ford Foundation and prior to that he served as Deputy Borough President for the Borough of Manhattan.	16	Auburn Seminary Faith Center for Community Development FoodChange
JOHN GUFFEY, JR. AGE: 59	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003). President, Aurora Press, Inc., 2002.	28	Ariel Funds (3) Calvert Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 45	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	16	Bridgeway Funds (11)
JOY V. JONES AGE: 57	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	16	Chair, Advisory Board of Lienhard School of Nursing, Pace University Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 62	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	16	United Way of Hampshire County Calvert Foundation Ben & Jerry's Homemade, Inc.
SYDNEY AMARA MORRIS AGE: 58	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. She previously served as Senior Minister of the Unitarian Church of Vancouver and as Minister of the Unitarian-Universalist Fellowship of Ames, IA. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist Committee on Socially Responsible Investing.	16
RUSTUM ROY AGE: 83	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	16	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 48	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organisation, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	16	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 55	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chairman of Calvert Group, Ltd. Prior to joining Calvert in 1997, Ms. Krumsiek had served as a Managing Director of Alliance Fund Distributors, Inc.	41	Calvert Foundation
D. WAYNE SILBY, Esq. AGE: 59	Director & Chair Trustee, Chair & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is a private investor and one of the founders of Calvert Group. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	28	UNIFI Mutual Holding Company Calvert Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 55	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 48	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 43	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 39	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.
TRACI L. GOLDT AGE: 34	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 57	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 57	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 42	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 37	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2002, Mr. King was an associate with Mintz, Levin, Cohn, Ferris, Glovsky & Popeo.
EDITH LILLIE AGE: 50	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 44	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Mr. Macedo joined Calvert in 2005. Prior to joining Calvert, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 55	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 40	Assistant Vice President & Assistant Secretary	2006	Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 51	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 60	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 55	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 46	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Global Alternative Energy Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Floating Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/06
	$	%*	$	% *

(a) Audit Fees	$59,180		$45,870
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$11,550	0%	$8,250	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$70,730	0%	$54,120	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/06
$	%*	$	% *

$8,500	0%*	$5,000	%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2007.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer

Date:	November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer

Date: November 29, 2007

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: November 29, 2007